Exhibit 99.1

Exhibit 99.1

Supplemental Financial Information

Second Quarter 2014

Prologis

Unaudited

Table of Contents Second Quarter 2014

Overview

Press Release 1

Highlights

Company Profile 4

Company Performance 5

Operating Performance 7

Guidance 8

Financial Information

Consolidated Balance Sheets 9

Pro-rata Balance Sheet Information 10

Consolidated Statements of Operations 11

Reconciliation of Net Earnings (Loss) to FFO 12

Pro-rata Operating Information and Reconciliation to FFO 13

EBITDA Reconciliation 14

Strategic Capital

Summary and Financial Highlights 15

Operating and Balance Sheet Information 16

Operations Overview Operating Metrics 17 Operating Portfolio 19

Customer Information 22

Capital Deployment

Overview 23

Value Creation from Development Stabilization 24

Development Starts 25

Development Portfolio 26

Third Party Building Acquisitions and Equity Invested in

Co-Investment Ventures 27 Dispositions and Contributions 28

Land Portfolio 29

Capitalization Overview 31

Debt Summary 32

Debt Covenants and Other Metrics 33

Net Asset Value

Components 34

Notes and Definitions (A) 36

Prologis Kunshan Lujia Logistics Center Jiangsu, China

Prologis Park Centro Industrial Juárez

Ciudad Juárez, Mexico

Prologis Park Castel San Giovanni

Castel San Giovanni, Italy

(A) Terms used throughout document are defined in the Notes and Definitions Prologis © 2014

Prologis, Inc. Announces Second Quarter 2014 Earnings Results

- GAAP Same-Store Net Operating Income Increased 3.8 percent -

- Stabilized $371.3 Million of Development, Estimated Margin of 22.5 Percent -

- Recognized $25 Million Net Promote for Prologis Targeted U.S. Logistics Fund -

- Raising Earnings and Capital Deployment Guidance -

SAN FRANCISCO (July 22, 2014) – – Prologis, Inc. (NYSE: PLD), the global leader in industrial real estate, today reported results for the second quarter 2014.

Core funds from operations (Core FFO) per fully diluted share was $0.48 for the second quarter compared to $0.41 for the same period in 2013.

“We’re pleased to report a very strong quarter of financial and operating performance,” said Hamid R. Moghadam, chairman and CEO, Prologis. “Our results reflect high occupancy levels with strong growth in rental rates, above average development margins, and increased earnings from our Strategic Capital business.”

STRONG OPERATING PERFORMANCE

Prologis ended the quarter with 94.6 percent occupancy in the operating portfolio, up 90 basis points over the same period in 2013. The company leased 29.0 million square feet (2.7 million square meters) in its combined operating and development portfolios in the second quarter.

Tenant retention in the quarter was 84.8 percent. GAAP rental rates on leases signed in the quarter increased 6.6 percent from prior rents compared to an increase of 4.0 percent in the same period in 2013.

During the second quarter, GAAP same-store net operating income (NOI) increased 3.8 percent, and 5.3 percent on an adjusted cash basis, compared to 0.7 percent and

(0.4) percent, respectively, in the same period in 2013. The increase was principally driven by higher average occupancy and increasing rental rates.

CAPITAL DEPLOYMENT ACTIVITY ACCELERATES

New investments during the second quarter totaled $850.4 million ($765.2 million Prologis’ share).

Development Starts & Pipeline

During the quarter, Prologis started $438.7 million ($409.8 million Prologis’ share) of new development projects, with an estimated weighted average yield upon stabilization of 7.1 percent and an estimated development margin of 18.8 percent.

The company stabilized $371.3 million ($320.9 million Prologis’ share) in development projects, with an estimated development margin of 22.5 percent and $83.4 million

($82.2 million Prologis’ share) of estimated value creation.

At quarter end, Prologis’ global development pipeline had a total expected investment of $2.4 billion ($2.1 billion Prologis’ share). The pipeline had an estimated weighted average yield at stabilization of 7.2 percent, a development margin of 21.2 percent, and an estimated $452.8 million of Prologis’ share of value creation upon stabilization.

Acquisitions

The company acquired $137.0 million ($80.7 million Prologis’ share) of buildings, principally in Europe and the United States. The weighted average stabilized capitalization rate on building acquisitions was 6.3 percent.

Prologis invested $274.7 million in its North American Industrial Fund, increasing its ownership in the venture to 42 percent from 23 percent.

Dispositions & Contributions

Prologis completed $603.7 million ($499.6 million Prologis’ share) of contributions, third-party building, land and other non-strategic real estate dispositions. The contributions and building dispositions had a weighted average stabilized capitalization rate of 6.6 percent.

STREAMLINED STRATEGIC CAPITAL BUSINESS SUPPORTS GROWTH

As previously announced the company successfully completed its initial public offering of FIBRA Prologis and listing on the Mexican Stock Exchange. FIBRA Prologis’ $1.6 billion portfolio is comprised of properties previously owned by former Prologis MX Fund LP, the majority of Prologis México Fondo Logístico, and Prologis.

During the second quarter, Prologis raised $777.6 million of third-party equity for its ventures, including: $618.9 million for FIBRA Prologis; $133.5 million for Prologis Targeted U.S. Logistics Fund; and $25.2 million for Prologis Targeted Europe Logistics

Prologis © 2014 1

Fund. Subsequent to quarter end, the company secured a $500 million increase in committed third-party equity to its Prologis China Logistics Venture. The company recognized a net promote of $25.1 million for Prologis Targeted U.S. Logistics Fund.

At quarter end, Prologis had $28.7 billion ($9.4 billion Prologis’ share) in combined assets under management in 11 major co-investment ventures.

CAPITAL MARKETS ACTIVITY IMPROVES LIQUIDITY

During the second quarter, Prologis completed $3.6 billion of capital markets activity. Notable new financing for Prologis and the co-investment ventures included:

$1.1 billion in Eurobond issuances with a blended interest rate of 3.0 percent and weighted average term of 10 years; · $1.1 billion across two term facilities denominated in euro and yen; and a

$500 million increase in the company’s global credit lines, expanding the total capacity to $3.0 billion.

“Favorable credit conditions in this low interest rate environment are providing numerous opportunities for us to lock in lower, long-term rates,” said Thomas S. Olinger, chief financial officer, Prologis. “We significantly improved liquidity and further increased our U.S. net equity exposure to 85 percent.”

NET EARNINGS

Net earnings per fully diluted share was $0.13 for the second quarter compared to a net loss per share of less than $0.01 for the same period in 2013.

EARNINGS GUIDANCE INCREASED FOR 2014

Prologis increased the midpoint and narrowed its full-year 2014 Core FFO guidance range to $1.82 to $1.86 per diluted share from $1.76 to $1.82 per diluted share. The company also expects to recognize net earnings, for GAAP purposes, of $0.20 to $0.24 per share.

“Given faster than expected rental growth and deployment, as well as lower interest costs from our refinancing activity, we are raising our full-year Core FFO range,” said Olinger.

The Core FFO and earnings guidance reflected above excludes any potential future gains (losses) recognized from real estate transactions or early extinguishment of debt. In reconciling from net earnings to Core FFO, Prologis makes certain adjustments, including but not limited to real estate depreciation and amortization expense, gains (losses) recognized from real estate transactions and early extinguishment of debt or redemption of preferred stock, impairment charges, deferred taxes, and unrealized gains or losses on foreign currency or derivative activity.

The difference between the company’s Core FFO and net earnings guidance for 2014 predominantly relates to real estate depreciation and recognized gains or losses on real estate transactions and early extinguishment of debt.

WEBCAST & CONFERENCE CALL INFORMATION

The company will host a webcast/conference call to discuss quarterly results, current market conditions and future outlook today, July 22, at 12:00 p.m. U.S. Eastern Time. Interested parties are encouraged to access the live webcast by clicking the microphone icon located near the top of the opening page of the Prologis Investor Relations website (http://ir.prologis.com). Interested parties also can participate via conference call by dialing +1 877-256-7020 (from the U.S. and Canada toll free) or +1 973-409-9692 (from all other countries) and entering conference code 48765449.

A telephonic replay will be available from July 23 through August 23 at +1 855-859-2056 (from the U.S. and Canada) or +1 404-537-3406 (from all other countries), and entering conference code 48765449. The webcast replay will be posted when available in the “Events & Presentations” section of Investor Relations on the Prologis website.

ABOUT PROLOGIS

Prologis, Inc., is the leading owner, operator and developer of industrial real estate, focused on global and regional markets across the Americas, Europe and Asia. As of June 30, 2014, Prologis owned or had investments in, on a wholly owned basis or through co-investment ventures, properties and development projects expected to total approximately 571 million square feet (53 million square meters) in 21 countries. The company leases modern distribution facilities to more than 4,700 customers, including manufacturers, retailers, transportation companies, third-party logistics providers and other enterprises.

The statements in this document that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis operates, management’s beliefs and assumptions made by management. Such statements involve

Prologis © 2014 2

uncertainties that could significantly impact Prologis’ financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to rent and occupancy growth, development activity and changes in sales or contribution volume of properties, disposition activity, general conditions in the geographic areas where we operate, our debt and financial position, our ability to form new co-investment ventures and the availability of capital in existing or new co-investment ventures — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates and foreign currency exchange rates, (iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, dispositions and development of properties, (v) maintenance of real estate investment trust (“REIT”) status and tax structuring, (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings, (vii) risks related to our investments in our co-investment ventures and funds, including our ability to establish new co-investment ventures and funds, (viii) risks of doing business internationally, including currency risks, (ix) environmental uncertainties, including risks of natural disasters, and (x) those additional factors discussed in reports filed with the Securities and Exchange Commission by Prologis under the heading “Risk Factors.” Prologis undertakes no duty to update any forward-looking statements appearing in this document.

MEDIA CONTACTS

Tracy Ward, Tel: +1 415 733 9565, tward@prologis.com, San Francisco Atle Erlingsson, Tel: +1 415 733 9495, aerlingsson@prologis.com, San Francisco

Prologis © 2014 3

Highlights Company Profile Second Quarter 2014

Prologis is the leading owner, operator and developer of industrial real estate, focused on global and regional markets across the Americas, Europe and Asia. As of June 30, 2014, Prologis owned or had investments in, on a wholly owned basis or through co-investment ventures, properties and development projects totaling 571 million square feet (53 million square meters) in 21 countries. These properties are leased to more than 4,700 customers, including third-party logistics providers, transportation companies, retailers, manufacturers and other enterprises.

AMERICAS (4 countries)

EUROPE (14 countries)

ASIA (3 countries)

TOTAL

Number of operating portfolio buildings

2,180

631

72

2,883

Operating Portfolio (msf) 355 147 31 533 Development Portfolio (msf) 15 4 9

28

Other (msf) (A)

6
3
1

10

Total (msf)

376

154 41 571 Development portfolio TEI (millions) $1,140

$441

$

856

$2,437

Land (acres)

6,961

2,887

200

10,048

Land book value (millions)

$980

$620

$153 $1,753

(A) Generally represents properties in which Prologis has an ownership interest but does not manage (6 msf) and other properties owned by Prologis (4 msf), which includes value added properties (4 msf). Prologis © 2014 4

Highlights

Company Performance

Second Quarter 2014

Three months ended June 30, Six months ended June 30,

(dollars in thousands, except per share data) 2014 2013 2014 2013

Revenues $ 460,089 $ 410,693 $ 894,771 $ 890,664 Net earnings (loss) attributable to common stockholders 72,715 (1,517) 77,381 263,899 Core FFO 244,275 203,337 461,830 391,274 Core AFFO 199,662 142,229 371,015 288,290 Adjusted EBITDA 374,039 336,352 728,132 680,981 Value creation from development stabilization - Prologis share 82,218 14,895 132,725 82,307 Common stock dividends paid 166,639 141,083 333,328 271,836

Per common share - diluted:

Net earnings attributable to common stockholders $ 0.13 $ 0.00 $ 0.15 $ 0.55 Core FFO 0.48 0.41 0.91 0.82 Dividends per share 0.33 0.28 0.66 0.56

Core FFO and Value Creation from Development Adjusted EBITDA

Stabilization (in millions) (in millions)

$500 $500

$400 $372 $400 $355 $367 $354 $374

$340 $336

$326

$300 $268 $300

$218

$200 $200

$100 $100

$- $-

Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014

Core FFO

Value Creation from Development Stabilization - Prologis Share

Prologis © 2014 5

(in millions)

Core FFO

$900 $814 $813

$594 $600 $462

$300

$-

2011 2012 2013 YTD 2014

Value Creation from Development Stabilizations (A)

$450 $372

$300 $150 $-

$14 $148

2011 2012 2013

$133 YTD 2014

Highlights

Company Performance

Second Quarter 2014

Adjusted EBITDA

$1,600

$1,514

$1,485

$1,384

$1,200

$800 $728

$400

$-

2011 2012 2013 YTD 2014

Net Promote (B) $32 $25 $24

$15 $16

$8

$- $- $-

2011 2012 2013 YTD 2014

(A) Prologis share.

(B) Net promote includes actual promote earned from third party investors during the period, net of related expenses. Prologis © 2014 6

Highlights

Operating Performance – Owned and Managed

Second Quarter 2014

Occupancy Weighted Average Customer Retention

100% 90% 86.8

84.6 84.6 84.8

80.8

95.1 94.6

94.5

95% 93.7 93.9 94.3 94.2 94.2 80%

93.3 93.4

90% 70%

85% 60%

Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014

Period End Average

Net Effective Rent Change (GAAP) Same Store NOI Change Over Prior Year

6% 5.3

8%

7.0

6.6 5%

6.1 4.1

5.9 3.8

4% 3.0

3.0

3% 2.7

4.0

4% 1.8

2% 1.4

1% 0.7

0%

0% -1% -0.4

Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014

NOI- GAAP NOI- Adjusted Cash

Prologis © 2014 7

Highlights

Guidance

(dollars in millions, except per share) Second Quarter 2014

2014 Guidance

Low High

Net earnings (A) $0.20 $0.24

Core FFO (A) $1.82 $1.86

Operations

Year-end occupancy 95.2% 95.8%

Same store NOI - GAAP increase 3.25% 3.75%

Capital Deployment

Development starts (85% Prologis share) $2,000 $2,300

Building acquisitions (45% Prologis share) $1,300 $1,600

Building and land dispositions (90% Prologis share) $1,300 $1,600

Building contributions (55% Prologis share) $1,600 $1,800

Strategic Capital

Strategic capital income $220 $225

Strategic capital expenses $100 $105

Other Assumptions

General & administrative expenses $238 $243

Annualized second quarter 2014 dividend $1.32

Euro exchange rate ($/€) 1.35

Yen exchange rate (¥/$) 105

(A) The difference between Core FFO and Net Earnings predominately relates to real estate depreciation and gains or losses on real estate transactions and early extinguishment of debt.

Prologis © 2014 8

Financial Information
Consolidated Balance Sheets

(in thousands)

Second Quarter 2014

	June 30, 2014	March 31, 2014	December 31, 2013
Assets:			
Investments in real estate assets:			
Operating properties	$ 16,629,000	$ 17,948,473	$ 17,801,064
Development portfolio	1,119,075	1,051,716	1,021,017
Land	1,579,737	1,544,242	1,516,166
Other real estate investments	454,111	494,359	486,230
	19,781,923	21,038,790	20,824,477
Less accumulated depreciation	2,648,866	2,698,043	2,568,998
Net investments in properties	17,133,057	18,340,747	18,255,479
Investments in and advances to unconsolidated entities	5,575,423	4,687,922	4,430,239
Notes receivable backed by real estate and other assets	-	191,703	192,042
Net investments in real estate	22,708,480	23,220,372	22,877,760
Cash and cash equivalents	267,427	188,886	491,129
Accounts receivable	123,961	114,880	128,196
Other assets	1,031,694	1,131,010	1,075,222
Total assets	**$ 24,131,562**	**$ 24,655,148**	**$ 24,572,307**
Liabilities and Equity:			
Liabilities:			
Debt	$ 8,529,453	$ 8,870,635	$ 9,011,216
Accounts payable, accrued expenses, and other liabilities	1,325,259	1,291,270	1,384,638
Total liabilities	9,854,712	10,161,905	10,395,854
Equity:			
Stockholders' equity:			
Preferred stock	78,235	100,000	100,000
Common stock	4,998	4,997	4,988
Additional paid-in capital	18,062,370	18,005,321	17,974,452
Accumulated other comprehensive loss	(385,248)	(444,594)	(435,675)
Distributions in excess of net earnings	(4,188,611)	(4,094,689)	(3,932,664)
Total stockholders' equity	13,571,744	13,571,035	13,711,101
Noncontrolling interests	657,411	874,576	417,086
Noncontrolling interests - limited partnership unitholders	47,695	47,632	48,266
Total equity	14,276,850	14,493,243	14,176,453
Total liabilities and equity	**$ 24,131,562**	**$ 24,655,148**	**$ 24,572,307**

Prologis © 2014 9

Financial Information
Pro-rata Balance Sheet Information

(in thousands)

Second Quarter 2014

Pro-rata Balance Sheet Information as of June 30, 2014	Prologis Consolidated	Less Non Controlling Interest	Plus Prologis Share of Unconsolidated Co-Investment Ventures	Prologis Total Share	Investors' Share of Unconsolidated Ventures	Investors' Share of Consolidated Ventures	Total Owned and Managed
Assets:							
Investments in real estate assets:							
Gross operating properties	$ 16,629,000	$ (507,043)	$ 8,487,804	$ 24,609,761	$ 17,010,833	$ 507,043	$ 42,127,637
Other real estate	3,152,923	(17,875)	119,862	3,254,910	314,412	17,875	3,587,197
Accumulated depreciation	(2,648,866)	11,148	(668,897)	(3,306,615)	(1,255,866)	(11,148)	(4,573,629)
Net investments in properties	17,133,057	(513,770)	7,938,769	24,558,056	16,069,379	513,770	41,141,205
Investments in unconsolidated co-investment ventures	5,400,293	(80,154)	(5,320,139)	-	-	80,154	80,154
Investments in other unconsolidated ventures	175,130	(2,868)	-	172,262	-	2,868	175,130
Other assets	1,423,082	(154,438)	363,050	1,631,694	1,054,931	154,438	2,841,063
Total assets	**$ 24,131,562**	**$ (751,230)**	**$ 2,981,680**	**$ 26,362,012**	**$ 17,124,310**	**$ 751,230**	**$ 44,237,552**
Liabilities and Equity:							
Liabilities:							
Debt	$ 8,529,453	$ (8,751)	$ 2,375,562	$ 10,896,264	$ 5,469,657	$ 8,751	$ 16,374,672
Other liabilities	1,325,259	(37,373)	606,118	1,894,004	1,077,391	37,373	3,008,768
Total liabilities	9,854,712	(46,124)	2,981,680	12,790,268	6,547,048	46,124	19,383,440
Equity:							
Stockholders' / partners' equity	13,571,744	-	-	13,571,744	10,577,262	705,106	24,854,112
Noncontrolling interests	705,106	(705,106)	-	-	-	-	-
Total equity	14,276,850	(705,106)	-	13,571,744	10,577,262	705,106	24,854,112
Total liabilities and equity	**$ 24,131,562**	**$ (751,230)**	**$ 2,981,680**	**$ 26,362,012**	**$ 17,124,310**	**$ 751,230**	**$ 44,237,552**

Prologis © 2014 10

Financial Information
Consolidated Statements of Operations

(in thousands, except per share amounts)

Second Quarter 2014

	Three Months Ended June 30,				Six Months Ended June 30,			
	2014		2013		2014		2013	
Revenues:								
Rental income	$	381,273	$	363,956	$	769,513	$	808,100
Strategic capital income		76,334		43,608		121,644		77,243
Development management and other income		2,482		3,129		3,614		5,321
Total revenues		460,089		410,693		894,771		890,664
Expenses:								
Rental expenses		109,576		109,837		220,093		240,191
Strategic capital expenses		27,837		25,006		52,000		44,915
General and administrative expenses		60,375		54,909		123,578		111,106
Depreciation and amortization		161,577		155,656		321,857		327,776
Other expenses		5,450		6,771		10,503		11,124
Total expenses		364,815		352,179		728,031		735,112
Operating income		95,274		58,514		166,740		155,552
Other income (expense):								
Earnings from unconsolidated entities, net		21,151		8,421		50,897		33,189
Interest expense		(80,184)		(92,214)		(165,707)		(206,854)
Gains on acquisitions and dispositions of investments in real estate, net		169,583		61,035		186,638		399,880
Foreign currency and derivative gains (losses), related amortization and interest and other income (expenses), net		15,246		(3,252)		1,112		9,259
Losses on early extinguishment of debt, net		(77,558)		(32,608)		(77,285)		(49,959)
Total other income (expense)		48,238		(58,618)		(4,345)		185,515
Earnings (loss) before income taxes		143,512		(104)		162,395		341,067
Income tax expense (benefit) - current and deferred		(8,918)		20,488		(2,038)		72,354
Earnings (loss) from continuing operations		152,430		(20,592)		164,433		268,713
Discontinued operations:								
Income attributable to disposed properties and assets held for sale		-		2,140		-		3,933
Net gains on dispositions, including taxes		-		13,467		-		19,301
Total discontinued operations		-		15,607		-		23,234
Consolidated net earnings (loss)		152,430		(4,985)		164,433		291,947
Net loss (earnings) attributable to noncontrolling interests		(71,250)		7,284		(76,452)		(4,819)
Net earnings attributable to controlling interests		81,180		2,299		87,981		287,128
Preferred stock dividends		(1,948)		(3,816)		(4,083)		(14,121)
Loss on preferred stock redemption		(6,517)		-		(6,517)		(9,108)
Net earnings (loss) attributable to common stockholders	$	**72,715**	$	**(1,517)**	$	**77,381**	$	**263,899**
Weighted average common shares outstanding - Diluted		516,619		487,925		504,560		480,009
Net earnings per share attributable to common stockholders - Diluted	$	**0.13**	$	**0.00**	$	**0.15**	$	**0.55**

Prologis © 2014 11

Financial Information
Reconciliations of Net Earnings (Loss) to FFO

(in thousands)

Second Quarter 2014

	Three Months Ended June 30,		Six Months Ended June 30,	
	2014	2013	2014	2013
Reconciliation of net earnings (loss) to FFO				
Net earnings (loss) attributable to common stockholders	$ 72,715	$ (1,517)	$ 77,381	$ 263,899
Add (deduct) NAREIT defined adjustments:				
Real estate related depreciation and amortization	155,842	149,920	310,337	315,791
Net gains on non-FFO acquisitions and dispositions	(140,042)	(4,701)	(149,587)	(102,012)
Reconciling items related to noncontrolling interests	59,945	(719)	53,744	(3,660)
Our share of reconciling items included in earnings from unconsolidated co-investment ventures	49,737	37,250	91,453	51,881
Our share of reconciling items included in earnings from other unconsolidated ventures	1,734	681	3,084	11,533
Subtotal-NAREIT defined FFO	199,931	180,914	386,412	537,432
Add (deduct) our defined adjustments:				
Unrealized foreign currency and derivative losses (gains) and related amortization, net	(10,035)	8,133	18,075	7,495
Deferred income tax benefit	(21,446)	(4,350)	(20,415)	(2,216)
Our share of reconciling items included in earnings from unconsolidated co-investment ventures	(4,089)	17,541	(3,860)	17,327
FFO, as defined by Prologis	**164,361**	**202,238**	**380,212**	**560,038**
Adjustments to arrive at Core FFO:				
Net gains on acquisitions and dispositions of investments in real estate, net of expenses	(23,245)	(33,806)	(28,903)	(226,222)
Losses on early extinguishment of debt and redemption of preferred stock, net	84,075	32,608	83,802	59,067
Our share of reconciling items from unconsolidated entities less third party share of consolidated entities	19,084	2,297	26,719	(1,609)
Core FFO	**$ 244,275**	**$ 203,337**	**$ 461,830**	**$ 391,274**
Adjustments to arrive at Core Adjusted FFO ("Core AFFO"), including our share of unconsolidated entities less third party share of consolidated entities:				
Straight-lined rents and amortization of lease intangibles	(6,483)	(4,906)	(15,059)	(12,790)
Property improvements	(15,899)	(19,318)	(27,041)	(33,606)
Tenant improvements	(20,707)	(27,353)	(40,779)	(47,741)
Leasing commissions	(12,376)	(19,224)	(27,936)	(32,624)
Amortization of management contracts	1,092	1,393	2,397	3,008
Amortization of debt premiums, net, and financing costs	(1,259)	(3,839)	(3,528)	(10,841)
Cash received (paid) on net investment hedges	(2,729)	(1,073)	(7,855)	4,311
Stock compensation expense	13,748	13,212	28,986	27,299
Core AFFO	**$ 199,662**	**$ 142,229**	**$ 371,015**	**$ 288,290**
Common stock dividends	$ 166,639	$ 141,083	$ 333,328	$ 271,836

Prologis © 2014 12

Financial Information
Pro-rata Operating Information and Reconciliation to FFO

(in thousands)

Second Quarter 2014

Pro-rata Operating Information for Three Months Ended June 30, 2014	Prologis Consolidated	Less Non Controlling Interest	Plus Prologis Share of Unconsolidated Co-Investment Ventures	Prologis Total Share	Investors' Share of Unconsolidated Ventures	Investors' Share of Consolidated Ventures	Total Owned and Managed
Revenues:							
Rental income	$ 381,273	$ (17,127)	$ 159,623	$ 523,769	$ 341,060	$ 17,127	$ 881,956
Strategic capital income	76,334	-	602	76,936	602	-	77,538
Development management and other income	2,482	73	(40)	2,515	(71)	(73)	2,371
Total revenues	460,089	(17,054)	160,185	603,220	341,591	17,054	961,865
Expenses:							
Rental expenses	109,576	(3,745)	36,995	142,826	80,998	3,745	227,569
Strategic capital expenses	27,837	-	-	27,837	-	-	27,837
General and administrative expenses	60,375	(1,092)	9,880	69,163	22,271	1,092	92,526
Depreciation and amortization	161,577	(6,565)	53,745	208,757	117,419	6,565	332,741
Other expenses	5,450	(52)	20,806	26,204	26,210	52	52,466
Total expenses	364,815	(11,454)	121,426	474,787	246,898	11,454	733,139
Operating income	95,274	(5,600)	38,759	128,433	94,693	5,600	228,726
Earnings from unconsolidated co-investment ventures, net	21,054	(887)	(20,167)	-	-	887	887
Earnings from other unconsolidated joint ventures, net	97	-	-	97	-	-	97
Interest expense	(80,184)	1,450	(22,052)	(100,786)	(52,564)	(1,450)	(154,800)
Gains on acquisitions and dispositions of investments in real estate, net	169,583	(54,962)	4,050	118,671	10,312	54,962	183,945
Foreign currency and derivative gains (losses), related amortization and other income (expenses), net	15,246	239	703	16,188	1,257	(239)	17,206
Losses on early extinguishment of debt, net	(77,558)	(213)	(648)	(78,419)	(1,177)	213	(79,383)
Income tax expense (benefit)	8,918	(11,277)	(645)	(3,004)	(309)	11,277	7,964
Consolidated net earnings	152,430	(71,250)	-	81,180	52,212	71,250	204,642
Net earnings attributable to noncontrolling interests	(71,250)	71,250	-	-	-	-	-
Preferred stock dividends	(1,948)	-	-	(1,948)	-	-	(1,948)
Loss on preferred stock redemption	(6,517)	-	-	(6,517)	-	-	(6,517)
Net earnings (loss) attributable to common stockholders	72,715	-	-	72,715	52,212	71,250	196,177
Add (deduct) adjustments to arrive at FFO, as defined by Prologis:							
Real estate related depreciation and amortization	155,842	(6,565)	53,745	203,022	117,419	6,565	327,006
Net gains on non-FFO acquisitions and dispositions	(140,042)	54,977	(4,008)	(89,073)	(10,071)	(54,977)	(154,121)
Unrealized foreign currency and derivative losses (gains) and related amortization, net	(10,035)	9	(146)	(10,172)	(574)	(9)	(10,755)
Deferred income tax expense (benefit)	(21,446)	11,524	(3,943)	(13,865)	(6,153)	(11,524)	(31,542)
Reconciling items related to noncontrolling interests	59,945	(59,945)	-	-	-	-	-
Our share of reconciling items included in earnings from unconsolidated co-investment ventures	45,648	-	(45,648)	-	-	-	-
Our share of reconciling items included in earnings from other unconsolidated ventures	1,734	-	-	1,734	-	-	1,734
FFO, as defined by Prologis	164,361	-	-	164,361	152,833	11,305	328,499
Adjustments to arrive at Core FFO:							
Net gains on acquisitions and dispositions of investments in real estate, net of expenses	(23,245)	(4)	18,227	(5,022)	22,601	4	17,583
Losses on early extinguishment of debt and redemption of preferred stock, net	84,075	213	648	84,936	1,176	(213)	85,899
Our share of reconciling items from unconsolidated entities less third party share of consolidated entities	19,084	(209)	(18,875)	-	-	-	-
Core FFO	$ 244,275	$ -	$ -	$ 244,275	$ 176,610	$ 11,096	$ 431,981

Prologis © 2014 13

Financial Information
EBITDA Reconciliation

(in thousands)

Second Quarter 2014

	Three Months Ended June 30,		Six Months Ended June 30,	
	2014	2013	2014	2013
Reconciliation of net earnings (loss) to Adjusted EBITDA				
Net earnings (loss) attributable to common stockholders	$ 72,715	$ (1,517)	$ 77,381	$ 263,899
Net gains on acquisitions and dispositions of investments in real estate, net	(169,583)	(74,502)	(186,638)	(419,181)
Depreciation and amortization	161,577	155,656	321,857	327,776
Interest expense	80,184	92,214	165,707	206,854
Losses on early extinguishment of debt	77,558	32,608	77,285	49,959
Current and deferred income tax expense (benefit), net	(8,918)	20,488	(2,038)	72,354
Pro forma adjustments	(4,467)	6,202	(3,975)	(15,802)
Net earnings attributable to noncontrolling interest	-	(7,284)	-	4,819
Preferred stock dividends and loss on preferred stock redemption	8,465	3,816	10,600	23,229
Unrealized foreign currency and derivative losses (gains) and related amortization, net	(10,035)	8,133	18,075	7,495
Stock compensation expense	13,748	16,212	28,986	30,299
Acquisition expenses	1,703	-	2,203	-
Adjusted EBITDA, consolidated	**222,947**	**252,026**	**509,443**	**551,701**
Our share of reconciling items from unconsolidated entities less third party share of consolidated entities:				
Net gains on dispositions of investments in real estate, net	50,912	(1,394)	42,106	(8,284)
Depreciation and amortization	48,193	41,282	93,778	69,560
Interest expense	20,940	23,640	38,491	45,205
Losses on early extinguishment of debt	861	340	221	529
Current income tax expense	4,447	2,917	9,895	4,943
Unrealized losses (gains), derivative losses (gains) and deferred income tax expense (benefit), net	7,444	17,541	7,673	17,327
Acquisition expenses	18,295	-	26,525	-
Adjusted EBITDA	**$ 374,039**	**$ 336,352**	**$ 728,132**	**$ 680,981**

Prologis © 2014 14

Strategic Capital
Summary and Financial Highlights
Second Quarter 2014

Co-Investment Ventures (A)	Type	Established	Accounting Method	Region	Ownership	Structure	Next Promote Opportunity
Americas:							
Prologis U.S. Logistics Venture	Core	2014	Consolidated	US	55.0%	Open end	Q4 2016 (B)
Prologis Targeted U.S. Logistics Fund	Core	2004	Unconsolidated	US	25.8%	Open end	Q2 2017 (B)
Prologis North American Industrial Fund	Core	2006	Unconsolidated	US	41.9%	Open end	Q1 2015 (B)
FIBRA Prologis	Core	2014	Unconsolidated	Mexico	45.0%	Public, Mexican Exchange	Q2 2015 (C)
Prologis Brazil Logistics Partners Fund I (D)	Development	2010	Unconsolidated	Brazil	various	Closed end	Q4 2017
Europe:							
Prologis Targeted Europe Logistics Fund	Core	2007	Unconsolidated	Europe	43.4%	Open end	Q3 2016 (B)
Prologis European Properties Fund II	Core	2007	Unconsolidated	Europe	31.5%	Open end	Q3 2016 (B)
Europe Logistics Venture 1	Core	2011	Unconsolidated	Europe	15.0%	Open end	Q4 2015 (B)
Prologis European Logistics Partners	Core	2013	Unconsolidated	Europe	50.0%	Open end	Q4 2015 (B)
Asia:							
Nippon Prologis REIT	Core	2013	Unconsolidated	Japan	15.1%	Public, Tokyo Exchange	n/a
Prologis China Logistics Venture	Core/Development	2011	Unconsolidated	China	15.0%	Closed end	Q1 2018

Unconsolidated Co-Investment Ventures (E):					Prologis Share				
(in thousands)	Sq Ft	Second Qtr NOI	GBV of Operating Bldgs	Debt	Second Qtr NOI	Annualized Pro forma	Debt	Net Tangible Other Assets	Prologis Investment
Prologis Targeted U.S. Logistics Fund	48,618	$ 61,615	$ 4,490,377	$ 1,616,016	$ 15,872	$ 63,488	$ 416,286	$ 4,339	$ 759,579
Prologis North American Industrial Fund	45,902	42,035	2,838,968	1,110,653	17,608	70,432	465,252	10,509	474,838
FIBRA Prologis (F)	29,753	29,990	1,607,636	607,808	13,490	53,960	273,392	84,489	580,941
Brazil Fund and joint ventures	4,689	11,917	445,546	-	1,550	6,200	-	17,960	252,013
Americas	**128,962**	**145,557**	**9,382,527**	**3,334,477**	**48,520**	**194,080**	**1,154,930**	**117,297**	**2,067,371**
Prologis Targeted Europe Logistics Fund	14,208	26,275	1,866,436	466,120	11,393	45,572	202,109	25,641	503,768
Prologis European Properties Fund II	63,635	87,839	5,780,230	2,008,609	27,622	110,488	631,908	23,969	577,611
Europe Logistics Venture I	5,073	8,739	444,959	-	1,311	5,244	-	4,127	65,374
Prologis European Logistics Partners	54,886	73,771	4,181,098	229,037	36,886	147,544	114,519	18,345	1,822,642
Europe	**137,802**	**196,624**	**12,272,723**	**2,703,766**	**77,212**	**308,848**	**948,536**	**72,082**	**2,969,395**
Nippon Prologis REIT (F)	18,508	48,388	3,548,040	1,559,871	7,312	29,248	235,697	15,393	319,599
Prologis China Logistics Venture	5,045	5,279	295,347	247,105	792	3,168	37,066	12,577	43,928
Asia	**23,553**	**53,667**	**3,843,387**	**1,806,976**	**8,104**	**32,416**	**272,763**	**27,970**	**363,527**
Total	**290,317**	**$ 395,848**	**$ 25,498,637**	**$ 7,845,219**	**$ 133,836**	**$ 535,344**	**$ 2,376,229**	**$ 217,349**	**$ 5,400,293**

(A) The information presented excludes the co-investment ventures Prologis DFS Fund I and Prologis Mexico Fondo Logistico, due to the investment size of these ventures.

(B) Promote opportunity is every three years.

(C) Promote opportunity is every year.

(D) We have a 50% ownership interest in and consolidate an entity that in turn has an ownership interest in various entities that are accounted for on the equity method ("Brazil Fund"). We also have other Brazil joint ventures that we account for using the equity method. Prologis share in these Brazil entities is reflected at our effective economic ownership.

(E) Values represent Prologis' adjusted basis and may not be comparable to values reflected in the entities' stand alone financial statements calculated on a different basis.

(F) Throughout this document, we use the most recent public information for this co-investment venture. If the co-investment venture acquires properties during the period that is reported, we estimate the entire quarter of NOI based on the results of the properties while owned by Prologis.

Prologis © 2014 15

Strategic Capital
Operating and Balance Sheet Information

(dollars in thousands)

Second Quarter 2014

	Americas	Europe	Asia	Total
FFO and Net Earnings (Loss) of the Unconsolidated Co-Investment Ventures, Aggregated (A)(B)	**For the Three Months Ended June 30, 2014**			
Rental income	$ 178,692	$ 252,260	$ 69,731	$ 500,683
Rental expenses	(46,442)	(55,496)	(16,055)	(117,993)
Net operating income from properties	132,250	196,764	53,676	382,690
Other income (expense), net	2,012	(161)	(5,424)	(3,573)
General and administrative expenses	(11,708)	(11,996)	(8,447)	(32,151)
Interest expense	(39,953)	(27,939)	(6,724)	(74,616)
Current income tax expense	(1,168)	(9,411)	(471)	(11,050)
Core FFO	81,433	147,257	32,610	261,300
Acquisition expenses, gains(losses) on dispositions of investments in real estate and early extinguishment of debt, net	(37,161)	(5,420)	(71)	(42,652)
FFO, as defined by Prologis	44,272	141,837	32,539	218,648
Real estate related depreciation and amortization	(68,290)	(86,165)	(16,709)	(171,164)
Foreign currency exchange and derivative gains (losses), net	19	(151)	852	720
Gains (losses) on dispositions of investments in real estate, net	14,093	(14)	-	14,079
Deferred tax benefit (expense), net	162	10,117	(183)	10,096
Net earnings (loss)	$ (9,744)	$ 65,624	$ 16,499	$ 72,379

	Americas	Europe	Asia	Total
Prologis' Share of Core FFO and Net Earnings (Loss) of the Unconsolidated Co-Investment Ventures (A)	**For the Three Months Ended June 30, 2014**			
Core FFO, from unconsolidated co-investment ventures, net	$ 22,165	$ 58,544	$ 4,868	$ 85,577
Fees earned by Prologis	47,230	19,453	9,410	76,093
Total Core FFO recognized by Prologis, net	$ 69,395	$ 77,997	$ 14,278	$ 161,670
Prologis' share of the unconsolidated co-investment ventures' net earnings (loss)	$ (8,526)	$ 26,742	$ 2,838	$ 21,054
Fees earned by Prologis	47,230	19,453	9,410	76,093
Total earnings recognized by Prologis, net	$ 38,704	$ 46,195	$ 12,248	$ 97,147

	Americas	Europe	Asia	Total
Condensed Balance Sheet of the Unconsolidated Co-Investment Ventures, Aggregated (A)(B)	**As of June 30, 2014**			
Operating industrial properties, before depreciation	$ 9,382,528	$ 12,272,723	$ 3,843,386	$ 25,498,637
Accumulated depreciation	(916,975)	(923,216)	(84,572)	(1,924,763)
Properties under development and land	254,861	12,459	166,954	434,274
Other assets	729,615	873,940	343,922	1,947,477
Total assets	$ 9,450,029	$ 12,235,906	$ 4,269,690	$ 25,955,625
Third party debt	3,334,477	2,703,766	1,806,976	7,845,219
Other liabilities	249,688	1,191,891	241,930	1,683,509
Total liabilities	$ 3,584,165	$ 3,895,657	$ 2,048,906	$ 9,528,728
Weighted average ownership	27.7%	38.7%	15.0%	30.7%

(A) Includes the unconsolidated co-investment ventures listed on the previous page.
(B) Represents the entire entity, not our proportionate share.

Prologis © 2014
16

Operations Overview

Operating Metrics – Owned and Managed

Second Quarter 2014

Period Ending Occupancy by Division

100%

96.4

96.7

96.3

94.2

95.5

95.2

95.4

95.1

95.6

95.1

94.5

94.6

95%

93.7

93.1

93.1

93.6

93.7

93.9

92.3

92.6

90%

85%

Q2 13 Q3 13

Q4 13

Q1 14

Q2 14

Q2 13

Q3 13

Q4 13

Q1 14

Q2 14

Q2 13

Q3 13

Q4 13

Q1 14

Q2 14

Q2 13

Q3 13

Q4 13

Q1 14

Q2 14

Americas

Europe

Asia

Total

Leasing Activity

Q2 2013

Q3 2013

Q4 2013

Q1 2014

Q2 2014

Square feet of leases signed:

Operating portfolio:

Renewals

24,148

23,355

27,422

23,307

20,108

New leases

9,713

7,483

11,551

8,292

8,908

Total operating portfolio

33,861

30,838

38,973

31,599

29,016

Properties under development

2,389

5,253

4,763

2,130

2,352

Total square feet of leases signed

36,250

36,091

43,736

33,729

31,368

Average term of leases signed (months)

49

59

44

40

45

Net effective rent change (GAAP)

4.0%

6.1%

5.9%

7.0%

6.6%

Prologis © 2014 17

Operations Overview

Operating Metrics – Owned and Managed

Second Quarter 2014

(in thousands, except for percentages and per square foot)

Capital Expenditures Incurred

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Property improvements	$ 25,046	$ 35,668	$ 44,020	$ 19,347	$ 25,690
Tenant improvements	34,915	32,213	36,116	27,208	28,570
Leasing commissions	26,827	17,992	26,450	20,378	19,143
Total turnover costs	61,742	50,205	62,566	47,586	47,713
Total capital expenditures	$ 86,788	$ 85,873	$ 106,586	$ 66,933	$ 73,403
Trailing four quarters - % of gross NOI	14.8%	14.9%	14.5%	14.4%	13.5%
Weighted average ownership percent	75.9%	79.1%	73.3%	69.9%	66.7%
Prologis share	$ 65,895	$ 67,949	$ 78,153	$ 46,774	$ 48,982

Same Store Information

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Square feet of population	508,242	494,941	489,808	505,644	496,858
Average occupancy	93.3%	93.5%	94.3%	94.1%	94.2%
Percentage change:					
Rental income	1.4%	1.9%	0.8%	1.5%	3.1%
Rental expenses	3.5%	3.2%	(4.2%)	(2.1%)	1.3%
NOI - GAAP	0.7%	1.4%	2.7%	3.0%	3.8%
NOI - Adjusted Cash	(0.4%)	1.8%	3.0%	4.1%	5.3%
Average occupancy	1.9%	0.9%	0.7%	1.3%	1.1%

Turnover Costs: per Square Foot ($) and per Value of Lease (%)



$1.80
$1.60
$1.40
$1.20
$1.00
10%
8%
6%
4%
2%
0%
7.8
6.9
8.2
8.1
9.0
$1.41
$1.48
$1.41
$1.26
$1.57
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Property Improvements per Square Foot



$0.08
$0.06
$0.04
$0.02
$0.06
$0.05
$0.07
$0.06
$0.08
$0.06
$0.06
$0.04
$0.06
$0.05
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
$ per square foot
trailing four quarters

Prologis © 2014 18

Operations Overview

Operating Portfolio – Square Feet, Occupied and Leased

(square feet in thousands)

Second Quarter 2014

# of Buildings Square Feet Occupied % Leased %

Owned and Owned and Prologis Share % of Owned and Prologis Owned and Prologis

Managed Managed Sq Ft (%) Total Managed Share Managed Share

Global Markets

U.S.

Atlanta 118 15,358 12,629 82.2 3.7 90.7 91.8 90.7 91.8

Baltimore/Washington 69 8,206 5,687 69.3 1.7 99.2 98.9 99.2 98.9

Central Valley 24 9,986 8,595 86.1 2.5 96.6 98.4 96.6 98.4

Central & Eastern PA 30 14,925 10,627 71.2 3.1 98.5 98.3 98.5 98.3

Chicago 208 35,019 28,034 80.1 8.2 93.1 94.7 93.1 94.7

Dallas/Ft. Worth 159 24,827 20,521 82.7 6.0 94.5 94.4 94.7 94.4

Houston 93 11,355 8,103 71.4 2.4 98.1 98.4 98.4 98.8

New Jersey/New York City 139 21,118 15,621 74.0 4.6 96.2 96.0 96.5 96.2

San Francisco Bay Area 233 19,085 15,827 82.9 4.6 94.9 94.4 95.0 94.5

Seattle 79 10,598 5,169 48.8 1.5 94.9 95.8 95.0 95.8

South Florida 91 10,637 7,509 70.6 2.2 95.1 93.9 95.1 93.9

Southern California 304 58,069 46,899 80.8 13.7 96.3 96.3 96.7 96.7

Canada 19 6,384 5,399 84.6 1.6 98.3 98.0 98.3 98.0

Mexico

Guadalajara 27 5,876 2,828 48.1 0.8 97.8 97.9 97.8 97.9

Mexico City 49 10,894 5,383 49.4 1.6 95.8 96.2 95.8 96.2

Monterrey 22 3,413 1,535 45.0 0.4 90.7 90.7 92.3 92.3

Brazil 13 4,689 644 13.7 0.2 97.8 96.0 97.8 96.0

Americas total 1,677 270,439 201,010 74 .3 58 .8 95 .5 95 .7 95 .7 95 .8

Belgium 12 2,497 1,255 50.3 0.4 96.3 92.7 96.3 92.7

Czech Republic 30 7,066 3,253 46.0 1.0 92.1 92.3 93.8 94.1

France 130 31,661 14,078 44.5 4.1 91.4 89.8 92.4 90.6

Germany 94 20,140 7,813 38.8 2.3 96.7 96.3 96.7 96.3

Italy 27 8,378 4,630 55.3 1.3 86.1 78.9 86.1 78.9

Netherlands 64 13,743 5,339 38.8 1.6 94.9 95.0 94.9 95.0

Poland 99 21,609 9,373 43.4 2.7 90.2 89.1 90.8 89.7

Spain 26 7,125 3,483 48.9 1.0 86.8 88.6 86.8 88.6

United Kingdom 87 19,992 8,495 42.5 2.5 96.7 94.6 96.7 94.6

Europe total 569 132,211 57,719 43 .7 16 .9 92 .7 91.0 93 .2 91.4

China 31 7,239 2,951 40.8 0.9 96.3 95.2 96.3 95.2

Japan 36 23,008 7,297 31.7 2.1 95.2 91.3 95.4 91.3

Singapore 5 941 941 100.0 0.3 100.0 100.0 100.0 100.0

Asia total 72 31,188 11,189 35 .9 3 .3 95 .6 93 .0 95 .7 93 .1

Total global markets 2,318 433,838 269,918 62 .2 79 .0 94 .7 94 .6 94 .9 94 .8

Regional markets (A )

Columbus 27 8,244 6,760 82.0 2.0 92.9 91.4 93.8 92.4

Denver 27 4,491 3,960 88.2 1.1 99.1 99.0 100.0 100.0

Orlando 34 4,178 3,404 81.5 1.0 95.4 94.4 95.6 94.6

San Antonio 50 5,606 4,533 80.9 1.3 97.9 98.5 99.4 99.3

Nashville 38 6,230 5,472 87.8 1.6 99.2 99.1 99.2 99.1

Remaining other regional (15 markets) 319 58,170 37,108 63.8 10.9 94.3 94.0 94.9 94.5

Regional markets total 495 86,919 61,237 70 .5 17 .9 95 .1 94 .8 95 .7 95 .4

Other markets (11 markets) 70 12,429 10,465 84 .2 3 .1 90 .8 92 .1 90 .8 92 .1

Total operating portfolio - owned and managed 2,883 533,186 341,620 64 .1 100 .0 94 .6 94 .5 94 .9 94 .8

(A) Selected and ordered by Prologis share of Gross Book Value ($). Prologis © 2014 19

Operations Overview

Operating Portfolio – NOI and Gross Book Value

(dollars in thousands)

Second Quarter 2014

	Second Quarter NOI				Gross Book Value			
	Owned and Managed	Prologis Share (A) ($)	Prologis Share (A) (%)	% of Total	Owned and Managed	Prologis Share ($)	Prologis Share (%)	% of Total
Global Markets								
U.S.								
Atlanta	$ 9,924	$ 7,951	80.1	2.2	$ 690,914	$ 534,847	77.4	2.2
Baltimore/Washington	12,179	8,567	70.3	2.3	696,225	471,357	67.7	1.9
Central Valley	9,126	8,100	88.8	2.2	552,374	471,954	85.4	1.9
Central & Eastern PA	15,150	10,405	68.7	2.8	910,923	633,966	69.6	2.6
Chicago	25,581	19,507	76.3	5.3	2,112,235	1,631,381	77.2	6.7
Dallas/Ft. Worth	18,479	14,345	77.6	3.9	1,244,897	966,548	77.6	3.9
Houston	12,172	8,013	65.8	2.2	721,325	436,837	60.6	1.8
New Jersey/New York City	28,505	19,893	69.8	5.4	1,870,061	1,244,368	66.5	5.1
San Francisco Bay Area	28,851	22,935	79.5	6.3	1,956,347	1,617,569	82.7	6.6
Seattle	13,097	6,374	48.7	1.7	1,005,722	494,462	49.2	2.0
South Florida	14,188	9,598	67.6	2.6	1,057,923	780,749	73.8	3.2
Southern California	63,740	51,173	80.3	13.9	5,202,488	4,152,577	79.8	16.9
Canada	8,182	6,871	84.0	1.9	604,079	508,559	84.2	2.1
Mexico								
Guadalajara	6,817	4,214	61.8	1.1	306,421	149,049	48.6	0.6
Mexico City	11,108	6,237	56.1	1.7	709,194	357,013	50.3	1.5
Monterrey	3,623	1,011	27.9	0.3	193,349	86,968	45.0	0.4
Brazil	11,917	1,550	13.0	0.4	445,546	53,284	12.0	0.2
Americas total	**292,639**	**206,744**	**70.6**	**56.2**	**20,280,023**	**14,591,488**	**72.0**	**59.6**
Belgium	3,985	1,973	49.5	0.5	200,848	101,327	50.4	0.4
Czech Republic	8,434	3,886	46.1	1.0	525,911	231,460	44.0	0.9
France	40,663	17,151	42.2	4.7	2,611,174	1,121,418	42.9	4.6
Germany	31,313	11,987	38.3	3.3	1,847,852	702,827	38.0	2.9
Italy	8,501	4,257	50.1	1.2	533,465	293,580	55.0	1.2
Netherlands	22,035	8,675	39.4	2.4	1,264,121	495,189	39.2	2.0
Poland	20,779	8,857	42.6	2.4	1,479,067	604,465	40.9	2.5
Spain	8,885	4,514	50.8	1.2	577,442	289,553	50.1	1.2
United Kingdom	44,341	18,796	42.4	5.1	2,735,510	1,142,069	41.7	4.6
Europe total	**188,936**	**80,096**	**42.4**	**21.8**	**11,775,390**	**4,981,888**	**42.3**	**20.3**
China	6,267	1,780	28.4	0.5	368,704	117,659	31.9	0.5
Japan	56,187	15,110	26.9	4.1	4,213,507	1,201,576	28.5	4.9
Singapore	2,438	2,438	100.0	0.7	146,726	146,726	100.0	0.6
Asia total	**64,892**	**19,328**	**29.8**	**5.3**	**4,728,937**	**1,465,961**	**31.0**	**6.0**
Total global markets	**546,467**	**306,168**	**56.0**	**83.3**	**36,784,350**	**21,039,337**	**57.2**	**85.9**
Regional markets (B)								
Columbus	4,486	3,480	77.6	1.0	311,676	246,839	79.2	1.0
Denver	4,646	4,149	89.3	1.1	268,626	239,289	89.1	1.0
Orlando	3,882	2,983	76.8	0.8	282,633	224,122	79.3	0.9
San Antonio	5,189	4,232	81.6	1.2	261,436	204,690	78.3	0.8
Nashville	3,912	3,351	85.7	0.9	220,654	192,084	87.1	0.8
Remaining other regional (15 markets)	54,350	33,432	61.5	9.1	3,121,475	1,839,334	58.9	7.5
Regional markets total	**76,465**	**51,627**	**67.5**	**14.1**	**4,466,500**	**2,946,358**	**66.0**	**12.0**
Other markets (11 markets)	**11,576**	**9,666**	**83.5**	**2.6**	**670,634**	**517,542**	**77.2**	**2.1**
Total operating portfolio - owned and managed	**$ 634,508**	**$ 367,461**	**57.9**	**100.0**	**$ 41,921,484**	**$ 24,503,237**	**58.5**	**100.0**

(A) Prologis' share of NOI for the properties that were contributed to the co-investment ventures includes 100% of the NOI until the contribution date and then Prologis' share subsequent to the contribution.

(B) Selected and ordered by Prologis share of Gross Book Value ($).

Prologis © 2014 20

Operations Overview

Operating Portfolio – Summary by Division

Second Quarter 2014

(square feet and dollars in thousands)

# o f B uildings

Square F eet

Occupied %

Leased %

Owned and

Owned and

P ro lo gis Share

% o f

Owned and

P ro lo gis

Owned and

P rologis

M anaged

M anaged

Sq F t

%

T o tal

M anaged

Share

M anaged

Share

Consolidated

Americas

1,377

226,365

219,776

97.1

64.3

95.7

95.7

95.9

95.9

Europe

49

11,382

11,382

100.0

3.3

77.0

77.0

78.2

78.2

Asia

26

7,635

7,635

100.0

2.3

91.1

91.1

91.1

91.1

Total operating portfolio—consolidated

1,452

245,382

238,793

97.3

69.9

94.7

94.7

94.9

94.9

Unconsolidated

Americas

803

128,372

45,627

35.5

13.4

94.9

94.8

95.2

95.1

Europe

582

135,879

53,646

39.5

15.7

93.9

93.6

94.4

94.1

Asia

46

23,553

3,554

15.1

1.0

97.1

97.1

97.2

97.2

Total operating portfolio—unconsolidated

1,431

287,804

102,827

35.7

30.1

94.6

94.3

95.0

94.7

Total

Americas

2,180

354,737

265,403

74.8

77.7

95.4

95.5

95.6

95.7

Europe

631

147,261

65,028

44.2

19.0

92.6

90.7

93.2

91.3

Asia

72

31,188

11,189

35.9

3.3

95.6

93.0

95.7

93.1

Total operating portfolio—owned and managed

2,883

533,186

341,620

64.1

100.0

94.6

94.5

94.9

94.8

Value added properties—consolidated

5

1,049

1,049

100.0

28.7

28.7

28.7

28.7

Value added properties—unconsolidated

12

2,513

891

35.5

39.6

37.8

44.8

45.0

Total owned and managed

2,900

536,748

343,560

64.0

94.3

94.2

94.6

94.5

Seco nd Quarter N OI

Gro ss B o o k Value

Owned and

P ro lo gis Share (A )

% o f

Owned and

P ro lo gis Share

% o f

M anaged

$

%

T o tal

M anaged

$

%

Total

Consolidated

Americas

$216,847

$209,078

96.4

56.8

$14,934,816

$14,427,773

96.6

58.9

Europe

11,252

11,252

100.0

3.1

757,174

757,174

100.0

3.1

Asia

11,224

11,224

100.0

3.1

885,550

885,550

100.0

3.6

Total operating portfolio—consolidated

$239,323

$231,554

96.8

63.0

$16,577,540

$16,070,497

96.9

65.6

Unconsolidated

Americas

$145,450

$50,591

34.8

13.8

$9,351,056

$3,114,257

33.3

12.7

Europe

196,067

77,212

39.4

21.0

12,149,501

4,738,072

39.0

19.3

Asia

53,668

8,104

15.1

2.2

3,843,387

580,411

15.1

2.4

Total operating portfolio—unconsolidated

$395,185

$135,907

34.4

37.0

$25,343,944

$8,432,740

33.3

34.4

Total

Americas

$362,297

$259,669

71.7

70.6

$24,285,872

$17,542,030

72.2

71.6

Europe

207,319

88,464

42.7

24.1

12,906,675

5,495,246

42.6

22.4

Asia

64,892

19,328

29.8

5.3

4,728,937

1,465,961

31.0

6.0

Total operating portfolio—owned and managed

$634,508

$367,461

57.9

100.0

$41,921,484

$24,503,237

58.5

100.0

Value added properties—consolidated

137

137

100.0

51,460

51,460

100.0

Value added properties—unconsolidated

663

224

33.8

154,693

55,064

35.6

Total owned and managed

$635,308

$367,822

57.9

$42,127,637

$24,609,761

58.4

(A) Prologis’ share of NOI for the properties that were contributed to the co-investment ventures includes 100% of the NOI until the contribution date and then Prologis’ share subsequent to the contribution. Prologis © 2014 21

Operations Overview
Customer Information – Owned and Managed

(square feet and dollars in thousands)

Second Quarter 2014

Top Customers

		% of Annual Base Rent	Total Square Feet
1	DHL	2.1	10,959
2	CEVA Logistics	1.4	6,899
3	Kuehne + Nagel	1.3	6,017
4	Geodis	1.2	6,053
5	Amazon.com	1.0	4,659
6	Wal-Mart Stores	1.0	4,904
7	Home Depot	0.8	4,177
8	FedEx Corporation	0.8	2,333
9	United States Government	0.7	1,482
10	Hitachi	0.7	2,062
Top 10 Customers		11.0	49,545
11	Tesco	0.6	2,508
12	DB Schenker	0.6	3,074
13	PepsiCo	0.6	4,076
14	ND Logistics	0.6	3,032
15	Panasonic	0.6	1,678
16	Panalpina	0.5	2,159
17	Ingram Micro	0.5	3,023
18	La Poste	0.5	1,619
19	Bayerische Motoren Werke AG (BMW)	0.5	2,273
20	UPS	0.4	2,314
21	Nippon Express Group	0.4	1,328
22	LG	0.4	2,540
23	Schneider Electric	0.4	1,698
24	Con-Way (Menlo Worldwide Logistics)	0.4	2,700
25	UTi	0.4	2,287
Top 25 Customers		18.4	85,854

Lease Expirations - Operating Portfolio - Owned and Managed

Year	Occupied Sq Ft	Annual Base Rent $	Annual Base Rent % of Total	Annual Base Rent Occupied Sq Ft $
Month to month	11,069	$ 48,705	1.6	$ 4.40
2014	24,665	139,570	4.6	5.66
2015	96,076	546,992	18.2	5.69
2016	95,873	544,654	18.2	5.68
2017	83,516	485,132	16.1	5.81
2018	59,600	359,188	11.9	6.03
Thereafter	133,847	882,240	29.4	6.59
Total	504,646	$ 3,006,481	100.0	$ 5.96

Lease Expirations - Operating Portfolio - Prologis Share

Year	Occupied Sq Ft	Annual Base Rent $	Annual Base Rent % of Total	Annual Base Rent Occupied Sq Ft $
Month to month	7,945	$ 31,118	1.8	$ 3.92
2014	15,855	83,401	4.6	5.26
2015	61,405	324,900	18.3	5.29
2016	61,247	318,328	17.9	5.20
2017	53,286	286,152	16.1	5.37
2018	37,094	213,702	12.0	5.76
Thereafter	86,152	520,202	29.3	6.04
Total	322,984	$ 1,777,803	100.0	$ 5.50

Lease Expirations by Division - Operating Portfolio - Owned and Managed

Division	2014	2015	2016	2017	2018	Thereafter	Total
Americas	58.4%	59.8%	58.7%	60.0%	67.5%	55.0%	59.2%
Europe	28.8	31.9	28.9	30.1	27.2	32.9	30.6
Asia	12.8	8.3	12.4	9.9	5.3	12.1	10.2
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Prologis © 2014 22

Capital Deployment

Overview – Owned and Managed

Second Quarter 2014

(in millions)

Development Starts (TEI)

Development Stabilizations

$2,000

$1,771

$2,000

$1,553

$1,600

$1,600

$1,401

$1,200

$1,017

$1,200

$800

$800

$772

$611

$635

$400

$400

$280

$-

$-

2011

2012

2013

YTD 2014

2011

2012

2013

YTD 2014

Value Creation

$26

$184

$426

$142

Building Acquisitions

Land Portfolio

$2,500

$1,200

$1,053

$2,040

$2,000

$1,894

$1,753

$1,585

$800

$1,500

$544

$508

$1,000

$400

$311

$500

$-

$-

2011

2012

2013

YTD 2014

12/31/2011

12/31/2012

12/31/2013

6/30/14

Americas Europe Asia

Prologis © 2014 23

Capital Deployment

Value Creation from Development Stabilization

Second Quarter 2014

(in thousands, except percent)

Q2 2014

YTD 2014

TEI

TEI

Leased % at Owned and

Prologis

Prologis

Leased % at Owned and

Prologis

Prologis

Square Feet

Start

Managed

Share ($)

Share (%)

Square Feet

Start

Managed

Share ($)

Share (%)

Americas

U.S.

Central

936

0.0

$ 47,782

$ 47,782

100.0

2,876

67.5

$ 122,050

$ 122,050

100.0

East

79

100.0

9,198

9,198

100.0

290

100.0

30,136

30,136

100.0

Northw est

-

-

-

-

-

-

-

-

-

-

Southw est

1,613

20.2

100,523

100,523

100.0

1,613

20.2

100,523

100,523

100.0

Canada

-

-

-

-

-

-

-

-

-

-

Mexico

-

-

-

-

-

754

0.0

45,156

36,686

81.2

Brazil

356

0.0

31,637

7,909

25.0

665

0.0

61,431

22,806

37.1

Americas total

2,984

13.6

189,140

165,412

87.5

6,198

41.2

359,296

312,201

86.9

Europe

Northern

-

-

-

-

-

120

100.0

9,590

3,048

31.8

Southern

490

55.2

54,251

38,305

70.6

1,192

81.6

70,750

54,804

77.5

Central

238

0.0

14,922

14,922

100.0

614

61.2

39,466

39,466

100.0

United Kingdom

171

100.0

21,184

21,184

100.0

336

100.0

39,787

39,787

100.0

Europe total

899

49.1

90,357

74,411

82.4

2,262

79.8

159,593

137,105

85.9

Asia

Japan

619

27.0

79,145

79,145

100.0

619

27.0

79,145

79,145

100.0

China

208

0.0

12,616

1,892

15.0

660

68.4

37,321

5,598

15.0

Singapore

-

-

-

-

-

-

-

-

-

-

Asia total

827

20.2

91,761

81,037

88.3

1,279

48.4

116,466

84,743

72.8

Total

4,710

21.5

$ 371,258

$ 320,860

86.4

9,739

51.1

$ 635,355

$ 534,049

84.1

Weighted average estimated stabilized yield

7.7%

7.3%

Pro forma NOI

$49,210

$26,943

Weighted average estimated cap rate at stabilization

6.3%

5.9%

Estimated value creation

$141,982

$83,368

Estimated development margin

22.2%

22.5%

Prologis share of estimated value creation ($)

$82,218

$132,725

Prologis share of estimated value creation (%)

98.6%

93.5%

Prologis © 2014 24

Capital Deployment
Development Starts

(in thousands, except percent)

Second Quarter 2014

	Q2 2014					YTD 2014				
			TEI					TEI		
	Square Feet	Leased % at Start	Owned and Managed	Prologis Share ($)	Prologis Share (%)	Square Feet	Leased % at Start	Owned and Managed	Prologis Share ($)	Prologis Share (%)
Americas										
U.S.										
Central	548	11.4	$ 30,513	$ 30,513	100.0	1,187	5.2	$ 62,826	$ 62,826	100.0
East	1,154	0.0	69,290	69,290	100.0	1,319	0.0	85,824	85,824	100.0
Northwest	600	0.0	37,802	37,802	100.0	707	15.1	50,333	50,333	100.0
Southwest	-	-	-	-	-	-	-	-	-	-
Canada	-	-	-	-	-	-	-	-	-	-
Mexico	501	100.0	31,300	31,300	100.0	501	100.0	31,300	31,300	100.0
Brazil	-	-	-	-	-	-	-	-	-	-
Americas total	**2,803**	**20.1**	**168,905**	**168,905**	**100.0**	**3,714**	**18.0**	**230,283**	**230,283**	**100.0**
Europe										
Northern	78	0.0	7,228	2,274	31.5	78	0.0	7,228	2,274	31.5
Southern	-	-	-	-	-	-	-	-	-	-
Central	658	26.9	45,397	45,397	100.0	1,265	23.6	83,580	83,580	100.0
United Kingdom	139	0.0	35,590	35,590	100.0	363	61.7	70,916	70,916	100.0
Europe total	**875**	**20.2**	**88,215**	**83,261**	**94.4**	**1,706**	**30.6**	**161,724**	**156,770**	**96.9**
Asia										
Japan	1,051	0.0	153,446	153,446	100.0	1,051	0.0	153,446	153,446	100.0
China	520	80.2	28,085	4,213	15.0	1,196	34.9	65,371	9,806	15.0
Singapore	-	-	-	-	-	-	-	-	-	-
Asia total	**1,571**	**26.5**	**181,531**	**157,659**	**86.8**	**2,247**	**18.6**	**218,817**	**163,252**	**74.6**
Total	**5,249**	**22.0**	**$ 438,651**	**$ 409,825**	**93.4**	**7,667**	**21.0**	**$ 610,824**	**$ 550,305**	**90.1**

	Q2 2014	YTD 2014
Weighted average estimated stabilized yield	7.1%	7.3%
Pro forma NOI	$31,299	$44,518
Weighted average estimated cap rate at stabilization	5.9%	6.0%
Estimated value creation	$82,474	$120,643
Estimated development margin	18.8%	19.8%
Prologis share of estimated value creation ($)	**$78,580**	**$108,854**
Prologis share of estimated value creation (%)	**95.3%**	**90.2%**
% BTS (based on Prologis share)	10.3%	17.6%

Prologis © 2014 25

Capital Deployment
Development Portfolio

(in thousands, except percent)

Second Quarter 2014

	Pre-Stabilized Developments				Under Development: 2014 Expected Completion			Under Development: 2015 and Thereafter Expected Completion			Total Development Portfolio				
			TEI			TEI			TEI				TEI		
	Sq Ft	Leased %	Owned and Managed	Prologis Share	Sq Ft	Owned and Managed	Prologis Share	Sq Ft	Owned and Managed	Prologis Share	Sq Ft	Leased %	Owned and Managed	Prologis Share ($)	Prologis Share (%)
Americas															
U.S.															
Central	767	100.0	$28,477	$28,477	3,123	$146,330	$146,330	-	$ -	$ -	3,890	70.8	$174,807	$174,807	100.0
East	1,947	47.3	207,600	207,600	1,041	106,796	103,507	1,435	95,219	95,219	4,423	36.6	409,615	406,326	99.2
Northwest	241	64.4	16,835	16,835	717	49,676	49,676	392	23,648	23,648	1,350	38.5	90,159	90,159	100.0
Southwest	427	0.0	27,103	27,103	954	69,170	69,170	-	-	-	1,381	3.2	96,273	96,273	100.0
Canada	-	-	-	-	910	101,097	101,097	-	-	-	910	0.0	101,097	101,097	100.0
Mexico	619	0.0	40,995	40,995	570	36,115	36,115	501	31,301	31,301	1,690	29.7	108,411	108,411	100.0
Brazil	889	37.8	91,476	30,801	651	68,220	17,055	-	-	-	1,540	21.8	159,696	47,856	30.0
Americas total	**4,890**	**44.6**	**412,486**	**351,811**	**7,966**	**577,404**	**522,950**	**2,328**	**150,168**	**150,168**	**15,184**	**38.0**	**1,140,058**	**1,024,929**	**89.9**
Europe															
Northern	-	-	-	-	242	26,614	21,660	-	-	-	242	0.0	26,614	21,660	81.4
Southern	-	-	-	-	262	19,079	9,539	348	28,559	28,559	610	100.0	47,638	38,098	80.0
Central	-	-	-	-	839	53,876	53,876	577	38,044	38,044	1,416	52.1	91,920	91,920	100.0
United Kingdom	225	0.0	25,557	25,557	449	77,561	77,561	1,218	171,437	171,437	1,892	64.4	274,555	274,555	100.0
Europe total	**225**	**0.0**	**25,557**	**25,557**	**1,792**	**177,130**	**162,636**	**2,143**	**238,040**	**238,040**	**4,160**	**61.7**	**440,727**	**426,233**	**96.7**
Asia															
Japan	747	17.3	90,922	90,922	396	48,433	48,433	2,842	415,817	415,817	3,985	23.6	555,172	555,172	100.0
China	560	10.7	28,147	9,041	-	-	-	4,577	271,095	40,664	5,137	9.3	299,242	49,705	16.6
Singapore	-	-	-	-	17	2,014	2,014	-	-	-	17	100.0	2,014	2,014	100.0
Asia total	**1,307**	**14.5**	**119,069**	**99,963**	**413**	**50,447**	**50,447**	**7,419**	**686,912**	**456,481**	**9,139**	**15.7**	**856,428**	**606,891**	**70.9**
Total	**6,422**	**36.9**	**$557,112**	**$477,331**	**10,171**	**$804,981**	**$736,033**	**11,890**	**$1,075,120**	**$844,689**	**28,483**	**34.3**	**$2,437,213**	**$2,058,053**	**84.4**
Cost to complete			$ 49,523	$ 47,113		$ 288,830	$ 270,003		$ 644,324	$ 504,761			$ 982,677	$ 821,877	
Percent build to suit (based on Prologis share)				6.0%			20.5%			34.0%				22.7%	
Weighted average estimated stabilized yield															
Americas			7.6%			7.0%			7.2%				7.3%		
Europe			8.5%			8.3%			7.1%				7.7%		
Asia			6.9%			6.8%			7.0%				7.0%		
Total			7.5%			7.3%			7.0%				7.2%		

Pro forma NOI	$ 176,190
Weighted average estimated cap rate at stabilization	6.0%
Estimated value creation	$ 516,617
Estimated development margin	21.2%
Prologis share of estimated value creation	**$ 452,767**
Prologis share of estimated value creation	87.6%

Prologis © 2014 26

Capital Deployment
Third Party Building Acquisitions and Equity Invested in Co-Investment Ventures

(square feet and dollars in thousands)

Second Quarter 2014

	Q2 2014					YTD 2014				
	Square Feet	Prologis Share of Square Feet	Owned and Managed Acquisition Cost	Prologis Share of Acquisition Cost ($)	Prologis Share of Acquisition Cost (%)	Square Feet	Prologis Share of Square Feet	Owned and Managed Acquisition Cost	Prologis Share of Acquisition Cost ($)	Prologis Share of Acquisition Cost (%)
Third Party Building Acquisitions										
Americas										
Prologis wholly owned	556	556	$ 44,821	$ 44,821	100.0	556	556	$ 44,821	$ 44,821	100.0
Prologis Targeted U.S. Logistics Fund	374	97	29,375	7,567	25.8	833	216	57,366	14,790	25.8
Total Americas	930	653	74,196	52,388	70.6	1,389	772	102,187	59,611	58.3
Europe										
Prologis Targeted Europe Logistics Fund	202	88	46,420	20,128	43.4	202	88	46,420	20,128	43.4
Prologis European Properties Fund II	-	-	-	-	-	1,151	366	84,510	26,857	31.8
Prologis European Logistics Partners	592	296	16,377	8,188	50.0	3,688	1,844	274,412	137,206	50.0
Total Europe	794	384	62,797	28,316	45.1	5,041	2,298	405,342	184,191	45.4
Asia	-	-	-	-	-	-	-	-	-	-
Total Third Party Building Acquisitions	1,724	1,037	$ 136,993	$ 80,704	58.9	6,430	3,070	$ 507,529	$ 243,802	48.0
Weighted average stabilized cap rate				6.3%					6.8%	

	Q2 2014			YTD 2014		
	Ownership			Ownership		
	Before	After	Total Equity Invested	Before	After	Total Equity Invested
Equity Invested in Co-Investment Ventures						
Prologis North American Industrial Fund	23.1%	41.9%	$ 274,666	23.1%	41.9%	$ 274,666
Total Equity Invested in Co-Investment Ventures			$ 274,666			$ 274,666

Prologis © 2014

27

Capital Deployment
Dispositions and Contributions
Second Quarter 2014

(square feet and dollars in thousands)

	Q2 2014 Square Feet	Q2 2014 Prologis Share of Square Feet	Q2 2014 Owned and Managed Total Proceeds	Q2 2014 Prologis Share of Proceeds ($)	Q2 2014 Prologis Share of Proceeds (%) (A)	YTD 2014 Square Feet	YTD 2014 Prologis Share of Square Feet	YTD 2014 Owned and Managed Total Proceeds	YTD 2014 Prologis Share of Proceeds ($)	YTD 2014 Prologis Share of Proceeds (%) (A)
Third Party Building Dispositions										
Americas										
Prologis wholly owned	6,962	6,962	$ 328,430	$ 328,430	100.0	7,677	7,677	$ 363,477	$ 363,477	100.0
Prologis AMS (B)	748	288	64,501	24,868	38.6	748	288	64,501	24,868	38.6
Prologis Targeted U.S. Logistics Fund	688	177	49,228	12,681	25.8	708	182	52,316	13,478	25.8
Prologis North American Industrial Fund	461	193	23,120	9,685	41.9	599	225	29,420	11,138	37.9
Total Americas	**8,859**	**7,620**	**465,279**	**375,664**	**80.7**	**9,732**	**8,372**	**509,714**	**412,961**	**81.0**
Europe										
Prologis Targeted Europe Logistics Fund	33	14	4,155	1,802	43.4	33	14	4,155	1,802	43.4
Prologis European Logistics Partners	-	-	-	-	-	594	297	56,925	28,462	50.0
Total Europe	**33**	**14**	**4,155**	**1,802**	**43.4**	**627**	**311**	**61,080**	**30,264**	**49.5**
Asia										
Prologis wholly owned	383	383	50,263	50,263	100.0	383	383	50,263	50,263	100.0
Total Asia	**383**	**383**	**50,263**	**50,263**	**100.0**	**383**	**383**	**50,263**	**50,263**	**100.0**
Total Third Party Building Dispositions	**9,275**	**8,017**	**$ 519,697**	**$ 427,729**	**82.3**	**10,742**	**9,066**	**$ 621,057**	**$ 493,488**	**79.5**
Building Contributions to Co-Investment Ventures										
Americas (C)										
Prologis U.S. Logistics Venture (B)	-	-	$ -	$ -	-	12,797	12,797	$ 1,008,310	$ 453,366	45.0
Total Americas	**-**	**-**	**-**	**-**	**-**	**12,797**	**12,797**	**1,008,310**	**453,366**	**45.0**
Europe										
Prologis Targeted Europe Logistics Fund	167	167	26,257	14,872	56.6	167	167	26,257	14,872	56.6
Total Europe	**167**	**167**	**26,257**	**14,872**	**56.6**	**167**	**167**	**26,257**	**14,872**	**56.6**
Asia										
Total Asia	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**
Total Contributions to Co-Investment Ventures	**167**	**167**	**$ 26,257**	**$ 14,872**	**56.6**	**12,964**	**12,964**	**$ 1,034,567**	**$ 468,238**	**45.3**
Total Building Dispositions and Contributions	**9,442**	**8,184**	**$ 545,954**	**$ 442,601**	**81.1**	**23,706**	**22,030**	**$ 1,655,624**	**$ 961,726**	**58.1**
Land dispositions			11,212	10,482	93.5			60,374	59,644	98.8
Other real estate dispositions			46,513	46,513	100.0			46,513	46,513	100.0
Grand Total Dispositions and Contributions			**$ 603,679**	**$ 499,596**	**82.8**			**$ 1,762,511**	**$ 1,067,883**	**60.6**
Weighted average stabilized cap rate on building dispositions and contributions				**6.6%**					**6.4%**	

(A) For contributions, this amount reflects net cash proceeds to Prologis (net of units received for partial consideration).

(B) This is a consolidated co-investment venture.

(C) In June 2014, we completed the initial public offering for FIBRA Prologis, a Mexican real estate investment trust, on the Mexican Stock Exchange. We received equity units of FIBRA Prologis in exchange for our investment in 177 properties aggregating 29.7 million square feet. The portfolio of properties were purchased by FIBRA Prologis from us and two of our co-investment ventures (Mexico Fondo Logistico, a consolidated venture, and Prologis Mexico Industrial Fund, an unconsolidated venture). Our ownership in FIBRA Prologis is approximately 45%.

Prologis © 2014
28

Capital Deployment

Land Portfolio – Owned and Managed

Second Quarter 2014

(square feet and dollars in thousands)

Land by Market

Acres

Current Book Value

Prologis Share

Prologis Share

%of

Owned and

Estimat ed Build

Owned and

Managed

Acres

( %)

Out ( sq f t )

Managed

( $

)

( %)

Tot al

Global markets

U.S.

Atlanta

608

608

100.0

8,476

$ 28,435

$

28,435

100.0

1.7

Baltimore/Washington

39

39

100.0

400

1,567

1,567

100.0

0.1

Central Valley

1,144

1,144

100.0

20,560

47,297

47,297

100.0

2.9

Central & Eastern PA

332

332

100.0

4,361

36,988

36,988

100.0

2.3

Chicago

510

510

100.0

9,479

36,815

36,815

100.0

2.2

Dallas/Ft. Worth

426

426

100.0

7,583

28,220

28,220

100.0

1.7

Houston

70

70

100.0

1,112

8,374

8,374

100.0

0.5

New Jersey/New York City

183

183

100.0

2,673

81,484

81,484

100.0

5.0

South Florida

316

316

100.0

5,629

155,091

155,091

100.0

9.4

Southern California

697

697

100.0

13,909

135,668

135,668

100.0

8.3

Canada

179

179

100.0

3,435

55,316

55,316

100.0

3.4

Mexico

Guadalajara

50

50

100.0

1066,

12,485

12,485

100.0

0.8

Mexico City

142

142

100.0

2,740

64,475

64,475

100.0

3.9

Monterrey

156

156

100.0

2,869

33,020

33,020

100.0

2.0

Brazil

573

217

37.9

9,452

127,542

50,256

39.4

3.1

Americas total

5,425

5,069

93 .4

93,744

852,777

775,491

90 .9

47 .3

Belgium

27

27

100.0

526

10,657

10,657

100.0

0.7

Czech Republic

258

258

100.0

4,303

57,962

57,962

100.0

3.5

France

449

449

100.0

8,360

79,178

79,178

100.0

4.8

Germany

58

58

100.0

1,197

15,204

15,204

100.0

0.9

Italy

107

107

100.0

2,451

33,719

33,719

100.0

2.1

Netherlands

56

56

100.0

1,538

53,311

53,311

100.0

3.3

Poland

665

665

100.0

12,922

82,676

82,676

100.0

5.0

Spain

100

100

100.0

2,021

17,438

17,438

100.0

1.1

United Kingdom

636

636

100.0

9,944

194,277

194,277

100.0

11.9

Europe total

2,356

2,356

100 .0

43,262

544,422

544,422

100 .0

33 .3

China

148

38

25.7

4,397

54,527

15,616

28.6

1.0

Japan

52

52

100.0

2,163

98,265

98,265

100.0

6.0

Asia total

200

90

45.0

6,560

152,792

113,881

74.5

7.0

Tot al glob al market s

7,981

7,515

94 .2

143,566

1,549,991

1,433,794

92 .5

87 .6

Regional markets ( A )

Hungary

335

335

100.0

5,604

38,948

38,948

100.0

2.4

Central Florida

122

122

100.0

1,768

25,932

25,932

100.0

1.6

Juarez

148

148

100.0

2,759

15,209

15,209

100.0

1.0

Slovakia

78

78

100.0

1,708

14,674

14,674

100.0

0.9

Reynosa

196

196

100.0

3,460

12,221

12,221

100.0

0.7

Remaining other regional (10 markets)

504

504

100.0

8,525

36,645

36,645

100.0

2.2

Total regional markets

1,383

1,383

100 .0

23 ,824

143 ,629

143 ,629

100 .0

88.

Tot al other markets (7 markets)

684

684

100 .0

11,332

59,438

59,438

100 .0

3.6

Tot al land port fo lio—owned and managed

10,048

9,582

95 .4

178,722

$

1,753,058

$

1,636,861

93 .4

100 .0

Original Cost Basis

$

2,609,476

$

2,499,784

(A) Ordered by our share of current book value. Prologis © 2014 29

Capital Deployment
Land Portfolio – Summary and Roll Forward

(dollars in thousands)

Second Quarter 2014

Land Portfolio Summary	Acres: Owned and Managed	Acres: Prologis Share	Acres: % of Total	Current Book Value: Owned and Managed	Current Book Value: Prologis Share	Current Book Value: % of Total
Americas						
U.S.						
Central	1,322	1,322	13.8	$ 87,959	$ 87,959	5.4
East	2,015	2,015	21.0	360,924	360,924	21.9
Northwest	1,336	1,336	13.9	58,566	58,566	3.6
Southwest	810	810	8.5	146,723	146,723	9.0
Canada	179	179	1.9	55,316	55,316	3.4
Mexico	726	726	7.6	143,132	143,132	8.7
Brazil	573	217	2.3	127,542	50,256	3.1
Total Americas	**6,961**	**6,605**	**69.0**	**980,162**	**902,876**	**55.1**
Europe						
Central	1,426	1,426	14.9	201,552	201,552	12.3
Northern	169	169	1.8	93,940	93,940	5.7
Southern	656	656	6.8	130,335	130,335	8.0
United Kingdom	636	636	6.6	194,277	194,277	11.9
Total Europe	**2,887**	**2,887**	**30.1**	**620,104**	**620,104**	**37.9**
Asia						
China	148	38	0.4	54,527	15,616	1.0
Japan	52	52	0.5	98,265	98,265	6.0
Total Asia	**200**	**90**	**0.9**	**152,792**	**113,881**	**7.0**
Total land portfolio - owned and managed	**10,048**	**9,582**	**100.0**	**$ 1,753,058**	**$ 1,636,861**	**100.0**

Estimated Build Out (in TEI) **$ 10,800,000**

Land Roll Forward - Owned and Managed	Americas	Europe	Asia	Total
As of March 31, 2014	$ 971,765	$ 591,346	$ 118,848	$ 1,681,959
Acquisitions	8,195	57,718	19,684	85,597
Dispositions	(2,382)	(4,053)	-	(6,435)
Development starts	(34,923)	(28,320)	(28,301)	(91,544)
Infrastructure costs	32,767	2,943	1,529	37,239
Reclasses	-	-	39,347	39,347
Effect of changes in foreign exchange rates and other	4,740	470	1,685	6,895
As of June 30, 2014	**$ 980,162**	**$ 620,104**	**$ 152,792**	**$ 1,753,058**

Prologis © 2014 30

Capitalization
Overview
Second Quarter 2014

Assets Under Management
(in millions)


$31,664
$51,594
$51,594
$20,768
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Investment Capacity $3,098
Investors' share of ventures $16,832
AUM Strategic Capital $28,676
Prologis share of ventures $8,746
Direct owned and other $22,918
Total Enterprise Value $31,644
Debt $10,896
Equity $20,768
Asia 13.0%
Europe 26.1%
Americas 60.9%
Other 2.1%
Euro 10.5%
Yen 2.4%
U.S. Dollar 85%
Total Enterprise Value
Assets Under Management
Total AUM by Division
Net Equity

Debt Metrics (A)

	2014 Second Quarter	2014 First Quarter
Debt as % of gross real estate assets	37.5%	37.1%
Secured debt as % of gross real estate assets	10.4%	10.7%
Unencumbered gross real estate assets to unsecured debt	267.7%	270.0%
Fixed charge coverage ratio	3.02x	2.85x
Fixed charge coverage ratio, including development gains	3.35x	3.24x
Debt/Adjusted EBITDA	7.35x	7.20x
Debt/Adjusted EBITDA, including development gains	6.61x	6.34x
Debt/Adjusted EBITDA (adjusted for development)	6.16x	6.04x

Investment Ratings at June 30, 2014 (B)

Moody's	Baa1 (Outlook Stable)
Standard & Poor's	BBB+ (Outlook Stable)

Unencumbered Assets-Prologis Share
(in billions)


CIP and Land $2.8
Other $0.5
Operating Properties $18.1

Secured & Unsecured Debt-Prologis Share


Secured 27%
Unsecured 73%

Fixed vs. Floating Debt-Prologis Share


Floating 8%
Fixed 92%

(A) These calculations are included in the Notes and Definitions section, and are not calculated in accordance with the applicable SEC rules.
(B) A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization.

Prologis © 2014 31

Capitalization
Debt Summary
Second Quarter 2014

(dollars in millions)

	Prologis										Prologis Share		
	Unsecured												
Maturity	Senior Debt	Exchangeable Debt	Credit Facilities (A)	Other Debt (A)	Secured Mortgage Debt	Total	Consolidated Entities Debt	Total Consolidated Debt	Unconsolidated Entities Debt	Total Debt	($)	% of Debt Maturing	Wtd. Avg. Interest Rate (B)
2014	$ -	$ -	$ -	$1	$22	$23	$2	$25	$74	$99	$45	0.4	3.2%
2015	-	460	-	1	123	584	4	588	1,081	1,669	924	8.5	4.0%
2016	-	-	-	1	325	326	4	330	1,530	1,860	886	8.2	4.9%
2017	438	-	-	1	226	665	1	666	533	1,199	881	8.1	5.1%
2018	667	-	39	1	110	817	2	819	1,504	2,323	1,259	11.6	4.7%
2019	694	-	-	205	285	1,184	2	1,186	617	1,803	1,346	12.3	4.2%
2020	382	-	-	1	6	389	2	391	942	1,333	655	6.0	5.3%
2021	500	-	-	404	6	910	2	912	768	1,680	1,075	9.9	2.7%
2022	956	-	-	-	7	963	3	966	608	1,574	1,138	10.5	3.1%
2023	850	-	-	-	7	857	1	858	137	995	879	8.1	4.2%
Thereafter	1,639	-	-	10	130	1,779	4	1,783	-	1,783	1,781	16.4	3.6%
Subtotal	**6,126**	**460**	**39**	**625**	**1,247**	**8,497**	**27**	**8,524**	**7,794**	**16,318**	**10,869**	**100.0**	
Unamortized net premiums (discounts)	(7)	(13)	-	-	25	5	-	5	51	56	27		
Subtotal	**6,119**	**447**	**39**	**625**	**1,272**	**8,502**	**27**	**8,529**	**7,845**	**16,374**	**$ 10,896**		**4.1%**
Third party share of debt	-	-	-	-	-	-	(9)	(9)	(5,469)	(5,478)			
Prologis share of debt	**$6,119**	**$447**	**$39**	**$625**	**$1,272**	**$8,502**	**$18**	**$8,520**	**$2,376**	**$10,896**			
Prologis share of debt by local currency (C)													
Dollars	$3,444	$447	$0	$16	$1,242	$5,149	$14	$5,163	$1,286		$6,449		
Euro	2,575	-	-	205	15	2,795	4	2,799	605		3,404		
GBP	-	-	-	-	-	-	-	-	236		236		
Yen	100	-	39	404	15	558	-	558	236		794		
Other	-	-	-	-	-	-	-	-	13		13		
Prologis share of debt	**$6,119**	**$447**	**$39**	**$625**	**$1,272**	**$8,502**	**$18**	**$8,520**	**$2,376**		**$10,896**		
Weighted average GAAP interest rate (D)	4.0%	3.3%	1.1%	1.4%	5.8%	4.0%	3.9%	4.0%	3.7%		4.1%		
Weighted average remaining maturity in years	7.4	0.7	3.9	6.5	4.0	6.4	9.5	6.4	4.1		5.9		

Near Term Maturities	Prologis Share of Debt	Wtd Avg Interest Rate
Q3 2014	$7	5.6%
Q4 2014	38	2.8%
Q1 2015	466	3.3%
Q2 2015	198	4.5%
Total next 12 months	$709	3.6%

Liquidity	
Aggregate lender commitments- credit facilities	$2,976
Less:	
Borrowings outstanding	39
Outstanding letters of credit	49
Current availability- credit facilities	$2,888
Multi-currency term loan net availability	478
Unrestricted cash	267
Total liquidity	$3,633

(A) The maturity date for the global senior credit facility and multi-currency term loan is reflected at the extended maturity date.
(B) Interest rate is based on the effective rate (which includes the amortization of related premiums and discounts) assuming the net premiums (discounts) associated with the respective debt were included in the maturities by year.
(C) We hedge the net assets of certain international subsidiaries using foreign currency forward contracts (net investment hedges) to offset economic exposure by locking in a forward exchange rates. As of June 30, 2014 we had contracts with a notional amount of €847.6 million ($1,137.0 million) and ¥24.1 billion ($250 million), scheduled to mature in 2014, 2017, and 2018.
(D) Interest rate is based on the effective rate and weighted based on borrowings outstanding.

Prologis © 2014 32

Capitalization
Debt Covenants and Other Metrics
Second Quarter 2014

(dollars in thousands)

Covenants as of June 30, 2014 (A)

	Indenture (B)		Global Line	
	Covenant	Actual	Covenant	Actual
Leverage ratio	<60%	31.7%	<60%	31.0%
Fixed charge coverage ratio	>1.5x	3.30x	>1.5x	3.62x
Secured debt leverage ratio	<40%	4.7%	< 40%	4.7%
Unencumbered asset to unsecured debt ratio	>150%	250.0%	N/A	N/A
Unencumbered debt service coverage ratio	N/A	N/A	>150%	521.0%

Encumbrances as of June 30, 2014

	Unencumbered	Encumbered	Total
Consolidated operating properties	$ 13,460,210	$ 3,168,790	$ 16,629,000
Consolidated development portfolio and land	2,681,913	16,899	2,698,812
Consolidated other investments in real estate	437,866	16,245	454,111
Total consolidated	16,579,989	3,201,934	19,781,923
Less: third party share of investments in real estate	488,888	36,030	524,918
Total consolidated - Prologis share	16,091,101	3,165,904	19,257,005
Unconsolidated operating properties - Prologis' share	5,142,539	3,345,265	8,487,804
Unconsolidated development portfolio and land - Prologis' share	113,413	6,449	119,862
Gross real estate assets - Prologis share	$ 21,347,053	$ 6,517,618	$ 27,864,671

Secured and Unsecured Debt as of June 30, 2014

	Unsecured Debt	Secured Mortgage Debt	Total
Prologis debt	$ 7,250,347	$ 1,246,647	$ 8,496,994
Consolidated entities debt	(1,000)	27,799	26,799
Our share of unconsolidated entities debt	724,929	1,629,457	2,354,386
Total debt - at par	7,974,276	2,903,903	10,878,179
Less: third party share of consolidated debt	-	(8,751)	(8,751)
Total Prologis share of debt - at par	7,974,276	2,895,152	10,869,428
Premium (discount) - consolidated	(19,201)	24,861	5,660
Less: third party share of consolidated debt discount (premium)	-	-	-
Our share of premium (discount) - unconsolidated	-	21,176	21,176
Total Prologis share of debt, net of premium (discount)	$ 7,955,075	$ 2,941,189	$ 10,896,264

(A) These calculations are made in accordance with the respective debt agreements, may be different than other covenants or metrics presented and are not calculated in accordance with the applicable SEC rules. Please refer to the respective agreements for full financial covenant descriptions and calculation methods.

(B) These covenants are calculated in accordance with the Indenture dated June 8, 2011 and its supplemental indentures, including the Fifth Supplemental Indenture dated August 15, 2013.

Prologis © 2014 33

Net Asset Value

Components

Second Quarter 2014

(in thousands, except for percentages and per square foot)

Operating

Second Quarter

Second Quarter

Annualized

Gross Book

GBV per

Adjusted Cash

Adjusted Cash

Adjusted Cash

Percent

Square Feet

Value

Sq Ft

NOI (Actual)

NOI (Pro Forma)

NOI

Occupied

CONSOLIDATED OPERATING PORT FOLIO (Prologis Share)

Properties generating net operating income

Americas

213,671

$

14,023,306

$

66

$

218,778

$

218,778

$

875,112

97.6%

Europe

10,340

695,698

67

12,289

12,289

49,156

82.1%

Asia

7,285

802,133

110

10,767

10,767

43,068

90.7%

Pro forma adjustment for mid-quarter acquisitions/development completions

2,519

10,076

Sub-total

231,296

15,521,137

67

241,834

244,353

977,412

96.7%

Properties generating net operating loss

Americas

6,105

404,467

66

(2,261)

29.3%

Europe

1,042

61,476

59

(290)

26.4%

Asia

350

83,417

238

(16)

100.0%

Sub-total

7,497

549,360

73

(2,567)

32.2%

Prologis share of consolidated operating portfolio

238,793

$ 16,07 0,49 7

$ 67

$ 239,267

$ 244,353

$

977,412

94.7%

UNCONSOLIDATED OPERATING PORT FOLIO (Prologis Share)

Prologis interest in unconsolidated operating portfolio

Americas

45,627

$

3,114,257

$

68

$

39,663

$

39,663

$

158,652

94.8%

Europe

53,646

4,738,072

88

79,694

79,694

318,776

93.6%

Asia

3,554

580,411

163

8,101

8,101

32,404

97.1%

Pro forma adjustment for mid-quarter acquisitions/development completions

189

756

Pro forma adjustment for FIBRA

9,742

38,968

Prologis share of unconsolidated operating portfolio

102,827

$

8,432,74 0

$

82

$

127,458

$

137,389

$

549,556

94.3%

Total operating portfolio

341,620

$24,503,237

$

72

$

366,725

$

381,742

$

1,526,968

94.5%

Development

Investment

Annualized Pro

Percent

Square Feet

Balance

TEI

TEI per Sq Ft

Forma NOI

Occupied

CONSOLIDATED (Prologis Share)

Prestabilized

Americas

4,001

$

271,380

$

321,010

$

80

$

22,214

17.3%

Europe

225

20,327

25,557

114

2,171

0.0%

Asia

878

91,365

96,592

110

6,409

14.7%

16 . 1%

Properties under development

Americas

9,601

348,887

654,922

68

43,894

Europe

3,595

213,134

388,863

108

29,563

Asia

3,254

173,982

466,263

143

29,862

Prologis share of consolidated development portfolio

21,554

$

1,119,075

$ 1,953,207

$

91

$

134,113

UNCONSOLIDATED (Prologis Share)

Prologis interest in unconsolidated development portfolio

Americas

474

$

38,889

$

48,997

$

103

$

4,935

Europe

156

5,616

11,813

76

972

Asia

751

18,093

44,036

59

3,503

Prologis share of unconsolidated development portfolio

1,381

$

62,59 8

$

104,846

$

76

$

9,410

Total development portfolio

22,9 35

$

1,181,673

$ 2,058,053

$

90

$

143,523

Prologis share of estimated value creation (see Capital Deployment—Development Portfolio)

452,76 7

Total development portfolio, including estimated value creation

$

1,634,440

Prologis © 2014 34

Net Asset Value

Components - Continued

(in thousands)

Second Quarter 2014

Balance Sheet and Other Items

As of June 30, 2014

CONSOLIDATED

Other assets

Cash and cash equivalents $ 267,427

Restricted cash 9,150

Deposits, prepaid assets and other tangible assets 610,923

Other real estate investments 454,111

Prologis’ share of value added operating properties 106,524

Accounts receivable 123,961

Prologis receivable from unconsolidated co-investment ventures 181,431

Investments in and advances to other unconsolidated joint ventures 175,130

Less: third party share of other assets (154,438)

Total other assets - Prologis share $ 1,774,219

Other liabilities

Accounts payable and other current liabilities 615,849

Deferred income taxes 115,694

Value added tax and other tax liabilities 96,462

Tenant security deposits 184,001

Other liabilities 313,253

Less: third party share of other liabilities (37,373)

Total liabilities and noncontrolling interests - Prologis share $ 1,287,886

UNCONSOLIDATED

Prologis share of net assets (liabilities) $ 217,349

Land

Investment Balance

Prologis share of original land basis $ 2,499,784

Current book value of land $ 1,579,737

Less: third party share of the current book value of land -

Prologis share of book value of land in unconsolidated entities 57,124

Total $ 1,636,861

Strategic Capital / Development Management

Second Quarter Annualized

Strategic Capital

Strategic capital income (A) $ 45,004 $ $ 180,016

Strategic capital expenses (A) (22,874) (91,496)

Pro forma NOI adjustment to FIBRA for a full quarter 1,089 4,356

Strategic capital income, net of expenses, from consolidated Co-Investment Ventures 1,364 5,456

Strategic capital NOI $ 24,583 $ 98,332

Promotes earned in last 12 months, net of expenses $ 31,460

Development management income $ 2,482 $ 9,928

Debt (at par) and Preferred Stock

As of June 30, 2014

Prologis debt $ 8,496,994

Consolidated entities debt 26,799

Less: third party share of consolidated debt (8,751)

Prologis share of unconsolidated debt 2,354,386

Subtotal debt 10,869,428

Preferred stock 78,235

Total debt and preferred stock $ 10,947,663

Outstanding shares of common stock 499,816

(A) Excludes revenue and expenses related to the promotes earned during the second quarter of 2014.

Prologis © 2014 35

Notes and Definitions

Notes and Definitions

Second Quarter 2014

Please refer to our annual and quarterly financial statements filed with the Securities and Exchange Commission on Forms 10-K and 10-Q and other public reports for further information about us and our business. Certain amounts from previous periods presented in the Supplemental Information have been reclassified to conform to the current presentation.

Acquisition cost, as presented for building acquisitions, represents the economic cost and not necessarily what is capitalized. It includes the initial purchase price; the effects of marking assumed debt to market; if applicable, all due diligence and lease intangibles; and estimated acquisition capital expenditures including leasing costs to achieve stabilization.

Adjusted EBITDA. We use Adjusted EBITDA to measure both our operating performance and liquidity. We calculate Adjusted EBITDA beginning with consolidated net earnings (loss) and removing the effect of interest, income taxes, depreciation and amortization, impairment charges, third party acquisition expenses related to the acquisition of real estate, gains or losses from the acquisition or disposition of investments in real estate, gains or losses on early extinguishment of debt and derivative contracts (including cash charges), similar adjustments we make to our FFO measures (see definition below), and other non-cash charges or gains (such as stock based compensation amortization and unrealized gains or losses on foreign currency and derivative activity and related amortization). We make adjustments to reflect our economic ownership in each entity, whether consolidated or unconsolidated.

We consider Adjusted EBITDA to provide investors relevant and useful information because it permits investors to view income from operations on an unleveraged basis before the effects of income tax, non-cash depreciation and amortization expense and other items (including stock-based compensation amortization and certain unrealized gains and losses), gains or losses from the acquisition or disposition of investments in real estate, items that affect comparability, and other significant non-cash items. We also include a pro forma adjustment in Adjusted EBITDA to reflect a full period of NOI on the operating properties we acquire, stabilize or dispose of during the quarter assuming the transaction occurred at the beginning of the quarter. By excluding interest expense, Adjusted EBITDA allows investors to measure our operating performance independent of our capital structure and indebtedness and, therefore, allows for a more meaningful comparison of our operating performance to that of other companies, both in the real estate industry and in other industries. Gains and losses on the early extinguishment of debt generally include the costs of repurchasing debt securities. While not infrequent or unusual in nature, these items result from market fluctuations that can have inconsistent effects on our results of operations. The economics underlying these items reflect market and financing conditions in the short-term but can obscure our performance and the value of our long-term investment decisions and strategies.

We believe that Adjusted EBITDA helps investors to analyze our ability to meet interest payment obligations and to make quarterly preferred share dividends. We believe that investors should consider Adjusted EBITDA in conjunction with net earnings (the primary measure of our performance) and the other required Generally Accepted Accounting Principles (“GAAP”) measures of our performance and liquidity, to improve their understanding of our operating results and liquidity, and to make more meaningful comparisons of our performance against other companies. By using Adjusted EBITDA, an investor is assessing the earnings generated by our operations but not taking into account the eliminated expenses or gains incurred in connection with such operations. As a result, Adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with our required GAAP presentations. Adjusted EBITDA does not reflect our historical cash expenditures or future cash requirements for working capital, capital expenditures, distribution requirements or contractual commitments. Adjusted EBITDA, also does not reflect the cash required to make interest and principal payments on our outstanding debt.

While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, our computation of Adjusted EBITDA may not be comparable to EBITDA reported by other companies. We compensate for the limitations of Adjusted EBITDA by providing investors with financial statements prepared according to GAAP, along with this detailed discussion of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to consolidated net earnings (loss), a GAAP measurement.

Adjusted Cash NOI (Actual). A reconciliation of our rental income and rental expenses included in our Statement of Operations to adjusted cash NOI for the consolidated operating portfolio for purposes of the Net Asset Value calculation is as follows (in thousands):

Rental income . $ 381,273 Rental expenses . (109,576) NOI. 271,697 Net termination fees and adjustments (a). (1,118) Less: actual NOI for development portfolio and other . (11,260) Less: properties contributed or sold (b) . (14,383) Less: third party share of NOI . (13,382)

Adjusted NOI for consolidated operating portfolio owned at June 30, 2014 231,554 Straight-lined rents (c) . (10,580) Free rent (c) . 11,821 Amortization of lease intangibles (c). 6,776 Less: third party share . (304)

Second Quarter Adjusted Cash NOI (Actual) $ 239,267

(a) Net termination fees generally represent the gross fee negotiated at the time a customer is allowed to terminate its lease agreement offset by that customer’s rent leveling asset or liability, if any, that has been previously recognized. Removing the net termination fees from rental income allows for the calculation of Adjusted Cash NOI (Pro forma) to include only rental income that is indicative of the property’s recurring operating performance.

(b)	The actual NOI for properties that were contributed or sold during the three-month period is removed.

(c) Straight-lined rents, free rent amount, and amortization of lease intangibles (above and below market leases) are removed from rental income for the Operating Portfolio to allow for the calculation of a cash yield.

Adjusted Cash NOI (Pro forma) consists of Adjusted Cash NOI (Actual) for the properties generating net operating income in our Operating Portfolio adjusted to reflect NOI for a full quarter for operating properties that were acquired or stabilized during the quarter. Adjusted Cash NOI (Pro forma) for the properties in our Development Portfolio is based on current Total Expected Investment and an estimated stabilized yield.

Assets Under Management (“AUM”) represents the estimated value of the real estate we own or manage through both our consolidated and unconsolidated entities. We calculate AUM by adding the third party investors’ share of the estimated fair value of the assets in the co-investment ventures to our share of total market capitalization (calculated using the market price of our equity plus our share of total debt).

Prologis © 2014 37

Notes and Definitions
(continued)

Second Quarter 2014

Calculation of Per Share Amounts is as follows *(in thousands, except per share amounts)*:

	Three Months Ended June 30,		Six Months Ended June 30,	
	2014	2013	2014	2013
Net earnings (loss)				
Net earnings (loss)	$ 72,715	$ (1,517)	$ 77,381	$ 263,899
Noncontrolling interest attributable to exchangeable partnership units	264	(75)	302	1,599
Gains, net of expenses, associated with exchangeable debt assumed converted	(7,498)	-	-	-
Adjusted net earnings (loss) - Diluted	**$ 65,481**	**$ (1,592)**	**$ 77,683**	**$ 265,498**
Weighted average common shares outstanding - Basic	499,112	486,032	498,919	473,892
Incremental weighted average effect on exchange of limited partnership units	1,964	1,893	1,964	3,039
Incremental weighted average effect of stock awards	3,664	-	3,677	3,078
Incremental weighted average effect on exchangeable debt assumed converted	11,879	-	-	-
Weighted average common shares outstanding - Diluted	**516,619**	**487,925**	**504,560**	**480,009**
Net earnings per share - Basic	**$ 0.15**	**$ 0.00**	**$ 0.16**	**$ 0.56**
Net earnings per share - Diluted	**$ 0.13**	**$ 0.00**	**$ 0.15**	**$ 0.55**
Core FFO				
Core FFO	$ 244,275	$ 203,337	$ 461,830	$ 391,274
Noncontrolling interest attributable to exchangeable limited partnership units	35	(19)	57	1,599
Interest expense on exchangeable debt assumed converted	4,246	4,235	8,492	8,470
Core FFO - Diluted	**$ 248,556**	**$ 207,553**	**$ 470,379**	**$ 401,343**
Weighted average common shares outstanding - Basic	499,112	486,032	498,919	473,892
Incremental weighted average effect on exchange of limited partnership units	1,964	2,093	1,964	3,039
Incremental weighted average effect of stock awards	3,664	3,339	3,677	3,078
Incremental weighted average effect on exchangeable debt assumed converted	11,879	11,879	11,879	11,879
Weighted average common shares outstanding - Diluted	**516,619**	**503,343**	**516,439**	**491,888**
Core FFO per share - Diluted	**$ 0.48**	**$ 0.41**	**$ 0.91**	**$ 0.82**

Debt Metrics. See below for the detailed calculations for the respective period (*dollars in thousands*):

	Three Months Ended June 30	Mar. 31
	2014	2014
Debt as a % of gross real estate assets:		
Total Prologis share of debt - at par	$ 10,869,428	$ 10,596,789
Less: consolidated cash and cash equivalents - Prologis share	(225,598)	(173,461)
Less: unconsolidated entities cash - Prologis share	(192,006)	(120,272)
Total Prologis share of debt, net of adjustments	$ 10,451,824	$ 10,303,056
Gross real estate assets - Prologis share	$ 27,864,671	$ 27,746,095
Debt as a % of gross real estate assets	**37.5%**	**37.1%**
Secured debt as a % of gross real estate assets:		
Prologis share of secured debt - at par	$ 2,895,152	$ 2,974,434
Gross real estate assets - Prologis share	$ 27,864,671	$ 27,746,095
Secured debt as a % of gross real estate assets	**10.4%**	**10.7%**
Unencumbered gross real estate assets to unsecured debt:		
Unencumbered gross real estate assets - Prologis share	$ 21,347,053	$ 20,579,879
Prologis share of unsecured debt - at par	$ 7,974,276	$ 7,622,355
Unencumbered gross real estate assets to unsecured debt	**267.7%**	**270.0%**
Fixed Charge Coverage ratio:		
Adjusted EBITDA	$ 374,039	$ 354,093
Pro forma adjustment for mid-quarter activity and NOI from disposed properties	4,467	(492)
Adjusted EBITDA, including NOI from disposed properties	$ 378,506	$ 353,601
Adjusted EBITDA, including NOI from disposed properties, annualized (a)	$ **1,440,016**	$ **1,429,497**
Add: Prologis share of gains on dispositions of development properties for the twelve months ended	158,998	194,865
Adjusted EBITDA, including NOI from disposed properties and gains on dispositions, annualized	$ **1,599,014**	$ **1,624,362**
Interest expense	$ 80,184	$ 85,523
Amortization and write-off of deferred loan costs	(3,152)	(3,467)
Amortization of debt premium (discount), net	4,113	5,835
Capitalized interest	15,731	14,573
Preferred stock dividends	1,948	2,135
Third party share of fixed charges from consolidated entities	(1,450)	(2,354)
Our share of fixed charges from unconsolidated entities	22,000	22,930
Total fixed charges	$ 119,374	$ 125,175
Total fixed charges, annualized	$ **477,496**	$ **500,700**
Fixed charge coverage ratio	**3.02x**	**2.85x**
Fixed charge coverage ratio, including development gains	**3.35x**	**3.24x**
Debt to Adjusted EBITDA:		
Total Prologis share of debt, net of adjustments	$ **10,451,824**	$ **10,303,056**
Adjusted EBITDA-annualized (a)	$ **1,422,148**	$ **1,431,465**
Add: Prologis share of gains on dispositions of development properties for the twelve months ended	158,998	194,865
Adjusted EBITDA-annualized (a), including gains on dispositions	$ **1,581,146**	$ **1,626,330**
Debt to Adjusted EBITDA ratio	**7.35x**	**7.20x**
Debt to Adjusted EBITDA ratio, including development gains	**6.61x**	**6.34x**
Debt to Adjusted EBITDA (adjusted for development):		
Total Prologis share of debt, net of adjustments	$ 10,451,824	$ 10,303,056
Add: costs to complete - Prologis share	821,887	750,108
Less: current book value of land - Prologis share	(1,636,861)	(1,591,411)
	$ **9,636,850**	$ **9,461,753**
Adjusted EBITDA-annualized (a)	$ 1,422,148	$ 1,431,465
Add: annualized proforma NOI development portfolio - Prologis share	143,523	135,009
	1,565,671	**1,566,474**
Debt to Adjusted EBITDA (adjusted for development) ratio	**6.16x**	**6.04x**

(a) Actual promote revenue and related expenses for the quarter, if any, are removed from the EBITDA amount for the quarter before annualizing, then the actual promote revenue and related expenses for the previous twelve months are added to the annualized number. For the three months ended June 30, 2014 and March 31, 2014, actual promote revenue, net of related expenses, for the previous twelve months was $31.5 million and $15.1 million, respectively.

Prologis © 2014 38

Notes and Definitions

(continued)

Second Quarter 2014

Development Margin is calculated on developed properties as the estimated value at Stabilization minus estimated total investment, before closing costs, the impact of any deferred rents, taxes or third party promotes net of deferred amounts on contributions, divided by the estimated total investment.

Development Portfolio includes industrial properties that are under development and properties that are developed but have not met Stabilization.

Discontinued Operations. In April 2014, the FASB issued a standard updating the accounting and disclosure regarding discontinued operations. Early adoption on a prospective basis is allowed, therefore, we have adopted this standard as of January 1, 2014. As a result, none of our property dispositions in 2014 met the criteria to be classified as discontinued operations. The operations of the properties that were disposed of to third parties during 2013 that met the criteria for discontinued operations, including the aggregate net gains or losses recognized upon their disposition, are presented as discontinued operations in our Consolidated Statements of Operations. The income attributable to these properties was as follows (in thousands):

Three Months Ended Six Months Ended June 30, 2013 June 30, 2013

Rental income. $ 9,424 $ 20,692 Rental expenses . (3,222) (6,961) Depreciation and amortization. (3,755) (9,066) Interest expense . (307) (732)

Income attributable to disposed properties and assets held for sale $ 2,140 $ 3,933

Estimated Build Out (TEI and sq ft)- represents the estimated TEI and finished square feet available for rent upon completion of an industrial building on existing parcels of land.

FFO, as defined by Prologis; Core FFO; Core AFFO (collectively referred to as “FFO”). FFO is a non-GAAP measure that is commonly used in the real estate industry. The most directly comparable GAAP measure to FFO is net earnings. Although the National Association of Real Estate Investment Trusts (“NAREIT”) has published a definition of FFO, modifications to the NAREIT calculation of FFO are common among REITs, as companies seek to provide financial measures that meaningfully reflect their business.

FFO is not meant to represent a comprehensive system of financial reporting and does not present, nor do we intend it to present, a complete picture of our financial condition and operating performance. We believe net earnings computed under GAAP remains the primary measure of performance and that FFO is only meaningful when it is used in conjunction with net earnings computed under GAAP. Further, we believe our consolidated financial statements, prepared in accordance with GAAP, provide the most meaningful picture of our financial condition and our operating performance.

NAREIT’s FFO measure adjusts net earnings computed under GAAP to exclude historical cost depreciation and gains and losses from the sales, along with impairment charges, of previously depreciated properties. We agree that these NAREIT adjustments are useful to investors for the following reasons: (i) historical cost accounting for real estate assets in accordance with GAAP assumes, through depreciation charges, that the value of real estate assets diminishes predictably over time.

NAREIT stated in its White Paper on FFO “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” Consequently, NAREIT’s definition of FFO reflects the fact that real estate, as an asset class, generally appreciates over time and depreciation charges required by GAAP do not reflect the underlying economic realities.

(ii) REITs were created as a legal form of organization in order to encourage public ownership of real estate as an asset class through investment in firms that were in the business of long-

term ownership and management of real estate. The exclusion, in NAREIT’s definition of FFO,

of gains and losses from the sales, along with impairment charges, of previously depreciated operating real estate assets allows investors and analysts to readily identify the operating results of the long-term assets that form the core of a REIT’s activity and assists in comparing those operating results between periods. We include the gains and losses (including impairment charges) from dispositions of land and development properties, as well as our proportionate share of the gains and losses (including impairment charges) from dispositions of development properties recognized by our unconsolidated entities, in our definition of FFO.

Our FFO Measures

At the same time that NAREIT created and defined its FFO measure for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” We believe stockholders, potential investors and financial analysts who review our operating results are best served by a defined FFO measure that includes other adjustments to net earnings computed under GAAP in addition to those included in the NAREIT defined measure of FFO. Our FFO measures are used by management in analyzing our business and the performance of our properties and we believe that it is important that stockholders, potential investors and financial analysts understand the measures management uses.

We use these FFO measures, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management;

(iii) budget and forecast future results to assist in the allocation of resources; (iv) assess our performance as compared to similar real estate companies and the industry in general; and (v)

evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of short-term items that we do not expect to affect the underlying long-term performance of the properties. The long-term performance of our properties is principally driven by rental income. While not infrequent or unusual, these additional items we exclude in calculating

FFO, as defined by Prologis, are subject to significant fluctuations from period to period that cause both positive and negative short-term effects on our results of operations in inconsistent and unpredictable directions that are not relevant to our long-term outlook.

We use our FFO measures as supplemental financial measures of operating performance. We do not use our FFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as indicators of our operating performance, as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.

FFO, as defined by Prologis

To arrive at FFO, as defined by Prologis, we adjust the NAREIT defined FFO measure to exclude:

(i)	deferred income tax benefits and deferred income tax expenses recognized by our subsidiaries;

(ii) current income tax expense related to acquired tax liabilities that were recorded as deferred tax liabilities in an acquisition, to the extent the expense is offset with a deferred income tax benefit in GAAP earnings that is excluded from our defined FFO measure;

(iii) foreign currency exchange gains and losses resulting from debt transactions between us and our foreign consolidated subsidiaries and our foreign unconsolidated entities;

(iv) foreign currency exchange gains and losses from the remeasurement (based on current foreign currency exchange rates) of certain third party debt of our foreign consolidated subsidiaries and our foreign unconsolidated entities; and

Prologis © 2014 39

Notes and Definitions

(continued)

Second Quarter 2014

(i) mark-to-market adjustments and related amortization of debt discounts associated with derivative financial a instrumen ents.

We calculate FFO, as defined by Prologis for our unconsolidated entities on the same basis as we calculate our FFO, as defined by Prologis.

We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy.

Core FFO

In addition to FFO, as defined by Prologis, we also use Core FFO. To arrive at Core FFO, we adjust FFO, as defined by Prologis, to exclude the following recurring and non-recurring items that we recognized directly or our share of these items recognized by our unconsolidated entities to the extent they are included in FFO, as defined by Prologis:

(i) gains or losses from acquisition, contribution or sale of land or development properties; (ii) income tax expense related to the sale of investments in real estate and third-party acquisition costs related to the acquisition of real estate; (iii) impairment charges recognized related to our investments in real estate generally as a result of our change in intent to contribute or sell these properties; (iv) gains or losses from the early extinguishment of debt; (v) merger, acquisition and other integration expenses; and (vi) expenses related to natural disasters.

We believe it is appropriate to further adjust our FFO, as defined by Prologis for certain recurring items as they were driven by transactional activity and factors relating to the financial and real estate markets, rather than factors specific to the on-going operating performance of our properties or investments. The impairment charges we have recognized were primarily based on valuations of real estate, which had declined due to market conditions, that we no longer expected to hold for long-term investment. Over the last few years, we made it a priority to strengthen our financial position by reducing our debt, our investment in certain low yielding assets and our exposure to foreign currency exchange fluctuations. As a result, we changed our intent to sell or contribute certain of our real estate properties and recorded impairment charges when we did not expect to recover the costs of our investment. Also, we have purchased portions of our debt securities when we believed it was advantageous to do so, which was based on market conditions, and in an effort to lower our borrowing costs and extend our debt maturities. As a result, we have recognized net gains or losses on the early extinguishment of certain debt due to the financial market conditions at that time. In addition, we and our co-investment ventures make acquisitions of real estate and we believe the costs associated with these transactions are transaction based and not part of our core operations.

We analyze our operating performance primarily by the rental income of our real estate and the revenue driven by our strategic capital business, net of operating, administrative and financing expenses. This income stream is not directly impacted by fluctuations in the market value of our investments in real estate or debt securities. As a result, although these items have had a material impact on our operations and are reflected in our financial statements, the removal of the effects of these items allows us to better understand the core operating performance of our properties over the long-term.

We use Core FFO, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management; (iii) budget and forecast future results to assist in the allocation of resources; (iv) provide guidance to the financial markets to understand our expected operating performance; (v) assess our operating performance as compared to similar real estate companies and the industry in general; and (vi)

evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of items that we do not expect to affect the underlying long-term performance of the properties we own. As noted above, we believe the long-term performance of our properties is principally driven by rental income. We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy.

Core AFFO

To arrive at Core AFFO, we adjust Core FFO to further exclude our share of; (i) straight-line rents; (ii) amortization of above- and below-market lease intangibles; (iii) recurring capital expenditures; (iv) amortization of management contracts; (v) amortization of debt premiums and discounts, net of amounts capitalized, and; (vi) stock compensation expense.

We believe Core AFFO provides a meaningful indicator of our ability to fund cash needs, including cash distributions to our stockholders.

Limitations on Use of our FFO Measures

While we believe our defined FFO measures are important supplemental measures, neither NAREIT’s nor our measures of FFO should be used alone because they exclude significant economic components of net earnings computed under GAAP and are, therefore, limited as an analytical tool. Accordingly, these are only a few of the many measures we use when analyzing our business. Some of these limitations are: The current income tax expenses and acquisition costs that are excluded from our defined FFO measures represent the taxes and transaction costs that are payable.

Depreciation and amortization of real estate assets are economic costs that are excluded from FFO. FFO is limited, as it does not reflect the cash requirements that may be necessary for future replacements of the real estate assets. Further, the amortization of capital expenditures and leasing costs necessary to maintain the operating performance of industrial properties are not reflected in FFO.

Gains or losses from property acquisitions and dispositions or impairment charges related to expected dispositions represent changes in value of the properties. By excluding these gains and losses, FFO does not capture realized changes in the value of acquired or disposed properties arising from changes in market conditions.

The deferred income tax benefits and expenses that are excluded from our defined FFO measures result from the creation of a deferred income tax asset or liability that may have to be settled at some future point. Our defined FFO measures do not currently reflect any income or expense that may result from such settlement.

The foreign currency exchange gains and losses that are excluded from our defined FFO measures are generally recognized based on movements in foreign currency exchange rates through a specific point in time. The ultimate settlement of our foreign currency-denominated net assets is indefinite as to timing and amount. Our FFO measures are limited in that they do not reflect the current period changes in these net assets that result from periodic foreign currency exchange rate movements.

The gains and losses on extinguishment of debt that we exclude from our Core FFO, may provide a benefit or cost to us as we may be settling our debt at less or more than our future obligation.

The merger, acquisition and other integration expenses and the natural disaster expenses that we exclude from Core FFO are costs that we have incurred.

We compensate for these limitations by using our FFO measures only in conjunction with net earnings computed under GAAP when making our decisions. This information should be read with our complete consolidated financial statements prepared under GAAP. To assist investors in

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Notes and Definitions
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Second Quarter 2014

compensating for these limitations, we reconcile our defined FFO measures to our net earnings computed under GAAP.

Fixed Charge Coverage is defined as Adjusted EBITDA divided by total fixed charges. Fixed charges consist of net interest expense adjusted for amortization of finance costs and debt discount (premium), capitalized interest, and preferred stock dividends. We use fixed charge coverage to measure our liquidity. We believe that fixed charge coverage is relevant and useful to investors because it allows fixed income investors to measure our ability to make interest payments on outstanding debt and make distributions/dividends to preferred unitholders/stockholders. Our computation of fixed charge coverage is not calculated in accordance with applicable SEC rules and may not be comparable to fixed charge coverage reported by other companies.

General and Administrative Expenses ("G&A") were as follows (*in thousands*):

	Three Months Ended June 30,		Six Months Ended June 30,	
	2014	2013	2014	2013
Gross overhead	$ 117,935	$ 109,631	$ 235,184	$ 216,467
Less: rental expenses	(7,497)	(7,140)	(15,620)	(16,697)
Less: strategic capital expenses	(27,837)	(25,006)	(52,000)	(44,915)
Capitalized amounts	(22,226)	(22,576)	(43,986)	(43,749)
G&A	**$ 60,375**	**$ 54,909**	**$ 123,578**	**$ 111,106**

We capitalize certain costs directly related to our development and leasing activities. Capitalized G&A expenses include salaries and related costs as well as other G&A costs. The capitalized costs were as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,	
	2014	2013	2014	2013
Development activities	$ 17,403	$ 17,662	$ 34,264	$ 32,852
Leasing activities	4,404	4,590	9,122	10,075
Costs related to internally developed software	419	324	600	822
Total capitalized G&A	**$ 22,226**	**$ 22,576**	**$ 43,986**	**$ 43,749**

G&A as a percent of Assets Under Management (*in thousands*):

Net G&A - midpoint of 2014 guidance range (a)	$ 240,500
Add: Strategic capital expenses- midpoint of 2014 guidance range (a)	102,500
Adjusted G&A, using 2014 guidance (a)	$ 343,000
Carrying value at period end:	
Operating properties	$ 42,127,637
Development portfolio - TEI	2,437,213
Land portfolio	1,753,058
Other real estate investments	454,111
Total Assets Under Management	$ 46,772,019
G&A as % of Assets Under Management	**0.73%**

G&A as a percent of Assets Under Management – Prologis Share (*in thousands*):

Net G&A - midpoint of 2014 guidance range (a)	$ 240,500
Less: strategic capital income-midpoint of 2014 guidance range (a)	(222,500)
Add: strategic capital expenses- midpoint of 2014 guidance range (a)	102,500
Adjusted G&A, using 2014 guidance (a)	$ 120,500
Carrying value at period end:	
Operating properties - Prologis share	$ 24,609,761
Development portfolio - Prologis share of TEI	2,058,053
Land portfolio - Prologis share	1,636,861
Other real estate investments	454,111
Total Assets Under Management - Prologis share	$ 28,758,786
G&A as % of Assets Under Management - Prologis share	**0.42%**

(a) *These amounts represent the midpoint of the 2014 guidance provided in this Supplemental Package.*

Interest Expense consisted of the following (*in thousands*):

	Three Months Ended June 30,		Six Months Ended June 30,	
	2014	2013	2014	2013
Gross interest expense	$ 96,876	$ 115,833	$ 199,339	$ 251,644
Amortization of discount (premium), net	(4,113)	(10,676)	(9,947)	(21,391)
Amortization of deferred loan costs	3,152	4,291	6,619	7,579
Interest expense before capitalization	95,915	109,448	196,011	237,832
Capitalized amounts	(15,731)	(17,234)	(30,304)	(30,978)
Net interest expense	**$ 80,184**	**$ 92,214**	**$ 165,707**	**$ 206,854**

Investment Capacity is our estimate of the gross real estate, which could be acquired by our co-investment ventures through the use of existing equity commitments from us and our partners plus up to the ventures maximum leverage limits.

Market Classification

- **Global Markets** feature large population centers with high per-capita consumption and are located near major seaports, airports, and ground transportation systems.
- **Regional Markets** benefit from large population centers but typically are not as tied to the global supply chain, but rather serve local consumption and are often less supply constrained. Markets included as regional markets include: Austin, Charlotte, Cincinnati, Columbus, Denver, Hungary, Indianapolis, Juarez, Las Vegas, Louisville, Memphis, Nashville, Orlando, Phoenix, Portland, Reynosa, San Antonio, Slovakia, Sweden and Tijuana.
- **Other Markets** represent a small portion of our portfolio that is located outside global and regional markets. These markets include: Austria, Boston, El Paso, Jacksonville, Kansas City, Norfolk, Reno, Romania, Salt Lake City, Savannah and St Louis.

Net Asset Value ("NAV"). We consider NAV to be a useful supplemental measure of our operating performance because it enables both management and investors to estimate the fair value of our business. The assessment of the fair value of a particular segment of our business is subjective in that it involves estimates and can be calculated using various methods. Therefore, we have presented the financial results and investments related to our business segments that we

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Notes and Definitions
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Second Quarter 2014

believe are important in calculating our NAV but have not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation.

The components of NAV do not consider the potential changes in rental and fee income streams or the franchise value associated with our global operating platform, strategic capital platform, or development platform.

Net Effective Rent Change (GAAP) represents the change on operating portfolio properties in net effective rental rates (average rate over the lease term) on new and renewed leases signed during the period as compared with the previous effective rental rates in that same space.

Net Operating Income ("NOI") represents rental income less rental expenses.

Noncontrolling Interest. The following table includes information for each entity we consolidate and in which we own less than 100% *(dollars in thousands)*:

	Ownership Percentage	Noncontrolling Interest	Real Estate	Debt
Brazil Fund	50.0%	77,838	-	-
Prologis U.S. Logistics Venture	55.0%	435,875	1,001,754	-
Other consolidated entities	various	143,698	1,020,570	26,804
Limited partners in the Operating Partnership		47,695	-	-
Noncontrolling interests		**$ 705,106**	**$ 2,022,324**	**$ 26,804**

Operating Portfolio includes stabilized industrial properties in our owned and managed portfolio. A developed property moves into the Operating Portfolio when it meets Stabilization.

Pro-Rata Balance Sheet and Operating Information. The consolidated amounts shown are derived from and prepared on a consistent basis with our consolidated financial statements and are adjusted to remove the amounts attributable to non-controlling interests. The Prologis share of unconsolidated co-investment ventures column was derived on an entity-by-entity basis by applying our ownership percentage to each line item to calculate our share of that line item. For purposes of balance sheet data, we used our ownership percentage at the end of the period and for operating information, we used our average ownership percentage for the period, consistent with how we calculate our share of net earnings (loss) during the period. We used a similar calculation to derive the noncontrolling interests' share of each line item. In order to present the total owned and managed portfolio, we added our investors' share of each line item in the unconsolidated co-investment ventures and the noncontrolling interests share of each line item to the Prologis Total Share.

Prologis Share represents our proportionate economic ownership of each entity included in our total owned and managed portfolio.

Rental Income included the following (*in thousands*):

	Three Months Ended June 30,		Six Months Ended June 30,	
	2014	2013	2014	2013
Rental income	$ 290,803	$ 285,759	$ 586,309	$ 626,114
Amortization of lease intangibles	(7,280)	(8,164)	(14,974)	(17,949)
Rental expense recoveries	86,812	76,485	174,174	173,373
Straight-lined rents	10,938	9,876	24,004	26,562
	$ 381,273	**$ 363,956**	**$ 769,513**	**$ 808,100**

Same Store. We evaluate the operating performance of the operating properties we own and manage using a "Same Store" analysis because the population of properties in this analysis is consistent from period to period, thereby eliminating the effects of changes in the composition of the portfolio on performance measures. We include the properties included in our owned and managed portfolio that were in operation at January 1, 2013 and throughout the full periods in both 2013 and 2014. We have removed all properties that were disposed of to a third party from the population for both periods. We believe the factors that impact rental income, rental expenses and NOI in the Same Store portfolio are generally the same as for the total operating portfolio. In order to derive an appropriate measure of period-to-period operating performance, we remove the effects of foreign currency exchange rate movements by using the current exchange rate to translate from local currency into U.S. dollars, for both periods.

Our same store measures are non-GAAP measures that are commonly used in the real estate industry and are calculated beginning with rental income and rental expenses from the financial statements prepared in accordance with GAAP. It is also common in the real estate industry and expected from the analyst and investor community that these numbers be further adjusted to remove certain non-cash items included in the financial statements prepared in accordance with GAAP to reflect a cash same store number. In order to clearly label these metrics, we call one Same Store NOI- GAAP and one Same Store NOI-Adjusted Cash. As these are non-GAAP measures they have certain limitations as an analytical tool and may vary among real estate companies. As a result, we provide a reconciliation from our financial statements prepared in accordance with GAAP to Same Store NOI-GAAP and then to Same Store NOI-Adjusted Cash with explanations of how these metrics are calculated and adjusted.

The following is a reconciliation of our consolidated rental income, rental expenses and NOI, as included in the Consolidated Statements of Operations, to the respective amounts in our Same Store portfolio analysis *(dollars in thousands)*:

	Three Months Ended June 30,		
	2014	2013	Change (%)
Rental Income:			
Per the Consolidated Statements of Operations	$ 381,273	$ 363,956	
Properties not included and other adjustments (a)	(43,630)	(25,636)	
Unconsolidated Co-Investment Ventures	459,293	434,360	
Same Store - Rental Income	**$ 796,936**	**$ 772,680**	**3.1%**
Rental Expense:			
Per the Consolidated Statements of Operations	$ 109,576	$ 109,837	
Properties not included and other adjustments (b)	(8,114)	(7,499)	
Unconsolidated Co-Investment Ventures	111,052	107,443	
Same Store - Rental Expense	**$ 212,514**	**$ 209,781**	**1.3%**
NOI-GAAP:			
Per the Consolidated Statements of Operations	$ 271,697	$ 254,119	
Properties not included and other adjustments	(35,516)	(18,137)	
Unconsolidated Co-Investment Ventures	348,241	326,917	
Same Store - NOI - GAAP	**$ 584,422**	**$ 562,899**	**3.8%**
NOI-Adjusted Cash:			
Same store- NOI - GAAP	$ 584,422	$ 562,899	
Adjustments (c)	(1,830)	(9,539)	
Same Store - NOI- Adjusted Cash	**$ 582,592**	**$ 553,360**	**5.3%**

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Second Quarter 2014

(a) To calculate Same Store rental income, we exclude the net termination and renegotiation fees to allow us to evaluate the growth or decline in each property’s rental income without regard to items that are not indicative of the property’s recurring operating performance.

(b) To calculate Same Store rental expense, we include an allocation of the property management expenses for our consolidated properties based on the property management fee that is provided for in the individual management agreements under which our wholly owned management companies provide property management services (generally the fee is based on a percentage of revenue). On consolidation, the management fee income and expenses are eliminated and the actual cost of providing property management services is recognized.

(c) In order to derive Same Store- NOI—Adjusted Cash, we adjust Same Store- NOI- GAAP to exclude non-cash items included in our rental income in our GAAP financial statements, including straight line rent adjustments and adjustments related to purchase accounts to reflect leases at fair value at the time of acquisition.

Same Store Average Occupancy represents the average occupied percentage of the Same Store portfolio for the period.

Stabilization is defined when a property that was developed has been completed for one year or is 90% occupied. Upon stabilization, a property is moved into our Operating Portfolio.

Strategic Capital NOI represents strategic capital income less strategic capital expenses.

Tenant Retention is the square footage of all leases rented by existing tenants divided by the square footage of all expiring and rented leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-month leases.

Total Expected Investment (“TEI”) represents total estimated cost of development or expansion, including land, development and leasing costs. TEI is based on current projections and is subject to change. Non-U.S. dollar investments are translated to U.S. dollars using the exchange rate at period end or the date of development start for purposes of calculating development starts in any period.

Turnover Costs represent the costs incurred in connection with the signing of a lease, including leasing commissions and tenant improvements. Tenant improvements include costs to prepare a space for a new tenant and for a lease renewal with the same tenant. It excludes costs to prepare a space that is being leased for the first time (i.e. in a new development property).

Value-Added Acquisitions are properties we acquire for which we believe the discount in pricing attributed to the operating challenges could provide greater returns post-stabilization than the returns of stabilized properties that are not Value-Added Acquisitions. Value Added Acquisitions must have one or more of the following characteristics: (i) existing vacancy in excess of 20%; (ii) short term lease roll-over, typically during the first two years of ownership; (iii) significant capital improvement requirements in excess of 10% of the purchase price and must be invested within the first two years of ownership.

Value-Added Conversions represent the repurposing of industrial properties to a higher and better use, including office, residential, retail, research and development, data center, self storage or manufacturing with the intent to ultimately sell the property once repositioned. Activities required to prepare the property for conversion to a higher and better use may include such activities as re-zoning, re-designing, re-constructing, and re-tenanting. The economic gain on sales of value added conversions represents the amount by which the sales proceeds exceed our original cost in dollars and percentages.

Value Creation represents the value that we will create through our development and leasing activities. We calculate value creation by estimating the NOI that the property will generate at

Stabilization and applying an estimated stabilized capitalization rate applicable to that property. The value creation is calculated as the amount by which the estimated value exceeds our total expected investment and does not include any fees or promotes we may earn.

Weighted Average Estimated Stabilized Yield is calculated as NOI assuming stabilized occupancy divided by Acquisition Cost or TEI, as applicable.

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